UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2018

Date of reporting period: June 30, 2018

Item 1:  Reports to Stockholders

Annual Report
June 30, 2018

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

August 3, 2018

Dear Fellow Shareholders:

Global economic growth remains relatively stable, with trade tensions having minimal impact to this point. With equity valuations retreating against a positive earnings backdrop, we remain optimistic that underlying fundamentals are in place to produce stock price gains in the year ahead.

Economic Overview

The current U.S. economic expansion, entering its tenth year, remains underpinned by a virtuous cycle of improved confidence and spending. Leading indicators suggest that economic momentum will continue to be solid well into 2019, with the knock-on effects of stimulative fiscal policies, deregulation, and easy financial conditions supporting growth. Job creation continues at a strong pace, despite signs that the U.S. is near full employment. For the first time in the history of its survey, the Bureau of Labor Statistics shows that there are more job vacancies than unemployed workers. While wage gains have been surprisingly muted against this backdrop, we expect improvement over the second half of 2018. Job growth has contributed to steady consumer spending growth, which has been complemented by improvements in the manufacturing sector. In addition, small business optimism remains at extraordinarily high levels, no doubt boosted by tax and regulatory policy changes.

Trade tensions and rising interest rates remain the two key risks to the U.S. growth outlook. The recent escalation of trade tensions clearly presents a new challenge. The U.S. and its major trading partners are engaged in a contest of wills, with each new protectionist policy revealed by the Trump Administration met with a response in kind. China-U.S. trade relations took a turn for the worse in recent weeks, with neither side showing a willingness to “blink first.” While we remain optimistic that pragmatism will prevail given the potentially serious economic consequences, we cannot rule out the possibility that rising trade tensions will start to impact confidence both in the U.S. and abroad.

While inflation has not made the headlines lately, most measures indicate a slow and steady upward trend, with the “core” personal consumption expenditures (PCE) price deflator already exceeding the Federal Reserve’s +2.0% target. While a stronger dollar may curb import prices, most other components are likely to continue to grind higher, with the recent surge in energy prices a new development. As noted, we believe wage pressures will eventually materialize as job gains persist. A spike in inflation may not be in the cards but, at a minimum, there is more upside than downside risk at this point in the cycle. Sustained economic growth with building inflation pressures will keep the Federal Reserve on pace to increase interest rates. We expect two more rate hikes over the balance of 2018.

Economic momentum outside the U.S. has moderated slightly in recent months, but growth remains positive in key regions. Escalating trade tensions, the stronger U.S. dollar, and higher oil prices have begun to weigh on a number of developing economies. The Chinese economy continues to grow at a brisk pace, but most indicators point to a deceleration in growth. We expect to see a policy response to softer growth, likely via further cuts in the reserve requirement for banks and increased government spending should growth disappoint. Growth in the Euro Area also slipped in recent months, as a stronger euro and softer emerging economies hurt exports, which account for nearly 50% of GDP in the region. Political uncertainty also took its toll, with ongoing Brexit concerns and populist sentiment impacting the Italian elections and posing challenges to leadership in Germany. Finally, while the Japanese economy continues to produce modest growth, we believe structural challenges (i.e., aging population) continue to outweigh President Abe’s pro-growth fiscal policies.

Equity Strategy

Volatility in global equity markets has increased in recent months as investors were forced to contend with a number of issues that could affect economic growth and corporate profits, including trade policy, inflation, and the strengthening U.S. dollar. We believe equities remain attractive given the decline in valuations, which more than adequately reflects increased risks, and expect further earnings gains over the next several quarters.

Within the U.S., economic momentum continues to provide a solid backdrop for corporate earnings growth for most market sectors. Earnings growth for the S&P 500 Index is projected to increase over +20% in 2018, with about half of the gain due to tax reform. Valuations, however, have retreated over the last several months, with the S&P 500 price-to-earnings (P/E) ratio falling from over 18x to begin the year to approximately 16x at the end of the second quarter. Investors have become pessimistic that momentum can continue given the “one off” nature of tax-driven earnings gains within a late-cycle economic expansion, especially given a stronger U.S. dollar and increasing trade concerns.

Although risks are increasing, we anticipate that investors will continue to climb the so-called “wall of worry.” The out-look for U.S. equities remains skewed to the upside given favorable economic conditions, as the impact of pro-growth policies will take several more quarters to fully manifest. We continue to believe a “barbell” approach provides a balanced risk-reward profile for equity portfolios as the economy remains vulnerable to external shocks. One side of the “barbell” emphasizes pro-cyclical exposure tilted towards capital spending and inflation beneficiaries, while the other side focuses on secular/ traditional growth companies that possess visible earnings growth, strong balance sheets, and attractive valuations. Despite recent underperformance, we maintain positions in well-capitalized financials, as benign credit and significant capital return out-weigh yield curve concerns. We are also more positive on the energy sector (including refiners) due to spending discipline, increasing dividends, and stock prices that reflect oil in the low $60/barrel range (versus current low-to-mid $70’s). Finally,

2	SIT MUTUAL FUNDS ANNUAL REPORT

we still believe in the U.S. business spending environment and are adding to select positions in technology, capital goods, and transports on tariff-related volatility.

Globally, we are moving to a slight underweight in Europe, as well as maintaining an overweight stance in Asia (ex. Japan) and underweight positions in both Japan and Latin America. While economic conditions have not weakened materially in the Euro Area, there are signs of moderating growth in the manufacturing and services sectors. The United Kingdom also continues to be an area of concern, as the sterling’s depreciation post-Brexit has negatively affected real incomes and consumer spending. While European equity valuations continue to be attractive relative to other global markets, the strengthening U.S. dollar and better growth prospects will likely continue to result in a flow of funds to the United States. The most pressing concern for European equities is an elevated probability of a trade war. Against this backdrop, we believe it is prudent to remain diversified and focused on high-quality growth stocks that have secular and/or niche growth drivers. We maintain an overweight position in Chinese equities, but are incrementally cautious. Although earnings momentum remains positive for the MSCI China and valuations remain inexpensive, challenges include: macroeconomic uncertainty amid rising trade tensions; monetary tightening by the U.S. Federal Reserve; and an appreciating U.S. dollar. Based on our cautious stance on Japan’s growth outlook and its limited options to spur improvement, we continue to underweight Japanese equities.

We understand that the return of volatility can be unnerving for investors, but our investment team remains focused on using short-term market dislocations to capitalize on attractive investment opportunities that will serve our investors well over the long-term.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2018	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s twelve-month return was +9.84%. The S&P 500® Index return was +14.37% over the period, while the Bloomberg Barclays Capital Aggregate Bond Index declined -0.40%.

Stocks and bonds performed very differently over the past twelve months, reflecting the impact of pro-growth government policies, improving economic growth, and an increase in interest rates. This divergence paused in recent weeks, as sentiment on equities has soured due to the Trump Administration’s actions on trade. While markets will continue to be volatile until there is more clarity, we are optimistic that pragmatism will occur before there is serious economic harm. Within the equity portion of the Fund, we continue to favor a “barbell” strategy, which includes holding pro-cyclical and potential policy beneficiaries (e.g., banks, technology firms, transports) balanced against holdings that are more defensive in nature (e.g., healthcare, defense, telecom). Over the past year, strong relative performance in the equity component of the Fund was driven primarily by an overweight position and good stock selection in the technology services sector, combined with positive stock selection in energy minerals. Notable outperformers during the period include: Adobe Systems (+72% over the past year), Estee Lauder Cos. (+49%) and Visa (+41%). Stock selection in the health technology sector detracted from the Fund’s performance.

Bond market returns were negative over the twelve month period, as a combination of increases to the fed funds rate target and reduced government demand from the reduction in the size of the Federal Reserve’s balance sheet pushed interest rates higher. Interest rates have increased meaningfully over the last two years. However, given the slow pace of future rate increases indicated by the Fed, we do not expect them to rise back to what is commonly considered a neutral level of 3%-4% for another twelve to eighteen months. Fed balance sheet reduction is expected to continue over the next 3-4 years, reducing demand for bonds and further contributing to our negative outlook for the bond market. Outperformance in the fixed income portion of the Fund was primarily driven by the income advantage relative to the benchmark, combined with a shorter-than-benchmark duration as interest rates rose. Security selection and curve positioning within the Treasury sector were key contributors to out-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

performance as well, while price weakness from the closed-end bond fund allocation detracted from performance as discounts widened during the period.

As of June 30th the asset allocation of the Fund was 57% equities, 34% fixed income, and 9% cash and equivalents.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

Information on this page is unaudited.

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2018

	Sit Balanced Fund	S&P 500® Index [1]	Bloomberg Barclays Aggregate Bond Index [2]
One Year	9.84%	14.37%	-0.40%
Five Year	9.15	13.42	2.27
Ten Year	6.93	10.17	3.72
Since Inception (12/31/93)	7.07	9.58	5.12

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/18:	$23.76 Per Share
Net Asset Value 6/30/17:	$22.71 Per Share
Total Net Assets:	$37.5 Million

TOP HOLDINGS

Top Equity Holdings:

1.	Apple, Inc.
2.	Microsoft Corp.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	Visa, Inc.

Top Fixed Income Holdings:

1.	U.S. Treasury Bill, 1.67%, 7/12/18
2.	U.S. Treasury Note, 3.13%, 5/15/48
3.	Freddie Mac, 2102 Z, 6.00%, 12/15/28
4.	Xilinx, Inc., 2.95%, 6/1/24
5.	EI du Pont de Nemours, 6.50%, 1/15/28

Based on total net assets as of June 30, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2018. Subject to change.

Information on this page is unaudited.

JUNE 30, 2018	5

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit Balanced Fund

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 56.7%
Communications - 1.0%
Verizon Communications, Inc.	7,150	359,716

Consumer Durables - 0.8%
Electronic Arts, Inc. *	2,200	310,244

Consumer Non-Durables - 2.8%
Estee Lauder Cos., Inc. - Class A	3,050	435,204
PepsiCo, Inc.	2,975	323,888
Philip Morris International, Inc.	3,700	298,738

		1,057,830
Consumer Services - 4.2%
Carnival Corp.	4,550	260,761
Marriott International, Inc.	1,800	227,880
Starbucks Corp.	5,950	290,658
Visa, Inc.	5,025	665,561
Walt Disney Co.	1,400	146,734

		1,591,594
Electronic Technology - 7.1%
Apple, Inc.	4,650	860,762
Applied Materials, Inc.	8,400	387,996
Arista Networks, Inc. *	625	160,931
Broadcom, Inc.	1,710	414,914
Ciena Corp. *	5,650	149,782
Intel Corp.	7,150	355,426
NVIDIA Corp.	1,050	248,745
Skyworks Solutions, Inc.	1,025	99,066

		2,677,622
Energy Minerals - 3.0%
Chevron Corp.	1,100	139,073
Continental Resources, Inc. *	3,750	242,850
EOG Resources, Inc.	1,200	149,316
Marathon Petroleum Corp.	4,300	301,688
Occidental Petroleum Corp.	2,825	236,396
Pioneer Natural Resources Co.	300	56,772

		1,126,095
Finance - 7.4%
Ameriprise Financial, Inc.	1,200	167,856
Bank of America Corp.	12,350	348,147
Chubb, Ltd.	2,500	317,550
First Republic Bank	1,750	169,382
Goldman Sachs Group, Inc.	1,350	297,770
Invesco, Ltd.	4,350	115,536
JPMorgan Chase & Co.	5,400	562,680
KeyCorp	8,400	164,136
Prudential Financial, Inc.	2,700	252,477
T Rowe Price Group, Inc.	1,900	220,571
US Bancorp	3,150	157,563

		2,773,668

Name of Issuer	Quantity	Fair Value ($)
Health Services - 1.6%
Centene Corp. *	1,175	144,772
UnitedHealth Group, Inc.	1,900	466,146

		610,918
Health Technology - 4.5%
AbbVie, Inc.	4,250	393,763
Alexion Pharmaceuticals, Inc. *	550	68,283
Boston Scientific Corp. *	7,900	258,330
Celgene Corp. *	1,200	95,304
Edwards Lifesciences Corp. *	800	116,456
Johnson & Johnson	2,400	291,216
Pfizer, Inc.	4,100	148,748
Thermo Fisher Scientific, Inc.	1,550	321,067

		1,693,167
Process Industries - 2.6%
DowDuPont, Inc.	4,100	270,272
Ecolab, Inc.	2,450	343,808
Sherwin-Williams Co.	850	346,434

		960,514
Producer Manufacturing - 4.4%
3M Co.	825	162,294
Deere & Co.	625	87,375
Honeywell International, Inc.	1,850	266,492
Ingersoll-Rand, PLC	1,850	166,000
Parker-Hannifin Corp.	1,550	241,568
Raytheon Co.	2,000	386,360
Rockwell Automation, Inc.	700	116,361
United Technologies Corp.	1,700	212,551

		1,639,001
Retail Trade - 3.7%
Amazon.com, Inc. *	400	679,920
Home Depot, Inc.	1,975	385,322
TJX Cos., Inc.	1,850	176,083
Ulta Beauty, Inc. *	555	129,570

		1,370,895
Technology Services - 11.2%
Accenture, PLC	1,600	261,744
Adobe Systems, Inc. *	2,300	560,763
Alphabet, Inc. - Class A *	450	508,136
Alphabet, Inc. - Class C *	255	284,491
Autodesk, Inc. *	1,275	167,140
Booking Holdings, Inc. *	135	273,657
Cognizant Technology Solutions Corp.	3,325	262,642
Facebook, Inc. *	2,000	388,640
Microsoft Corp.	8,175	806,137
PayPal Holdings, Inc. *	2,750	228,992

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity /Principal Amount ($)	Fair Value ($)
Red Hat, Inc. *	925	124,292
salesforce.com, Inc. *	2,475	337,590

		4,204,224
Transportation - 1.8%
Delta Air Lines, Inc.	5,400	267,516
FedEx Corp.	925	210,030
Union Pacific Corp.	1,450	205,436

		682,982
Utilities - 0.6%
NextEra Energy, Inc.	1,350	225,490

Total Common Stocks (cost: $14,517,349)		21,283,960

Bonds - 32.5%

Asset-Backed Securities - 1.3%

Bayview Opportunity Master Fund, 2017-SPL1 A, 4.00%, 10/28/64 [1,4]	78,929	79,619
Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1 Mo. Libor + 0.65, 2.74%, 2/25/32 [1]	74,989	74,586
Element Rail Leasing II, LLC, 2016-1A B1, 5.93%, 3/19/46 [4]	75,000	76,933
Irwin Home Equity Corp., 2005-1 M1, 5.92%, 6/25/35 [14]	43,135	43,513
New Century Home Equity Loan Trust, 2005-A A4W, 4.52%, 8/25/35 [14]	12,073	12,465
OSCAR US Funding Trust VII, LLC, 2017-2A A4, 2.76%, 12/10/24 [4]	100,000	98,030
World Omni Auto Receivables Trust, 2018-A B, 2.89%, 4/15/25	100,000	98,870

		484,016
Collateralized Mortgage Obligations - 6.0%
Fannie Mae:
2004-10 ZB, 6.00%, 2/25/34	114,949	131,851
2003-34 A1, 6.00%, 4/25/43	44,117	48,751
2004-T1 1A1, 6.00%, 1/25/44	37,128	40,480
1999-17 C, 6.35%, 4/25/29	19,338	20,588
2001-82 ZA, 6.50%, 1/25/32	25,223	27,453
2009-30 AG, 6.50%, 5/25/39	70,549	76,085
2013-28 WD, 6.50%, 5/25/42	69,905	76,779
2004-T1 1A2, 6.50%, 1/25/44	127,660	142,042
2004-W9 2A1, 6.50%, 2/25/44	22,289	24,659
2015-88 CJ, 6.50%, 7/25/44	155,525	171,223
2010-108 AP, 7.00%, 9/25/40	3,102	3,567
2004-T3, 1A3, 7.00%, 2/25/44	10,554	11,902
1993-21 KA, 7.70%, 3/25/23	46,430	49,616
Freddie Mac:
4293 BA, 5.38%, 10/15/47 [1]	22,577	23,518
2102 Z, 6.00%, 12/15/28	196,687	212,010
2126 C, 6.00%, 2/15/29	61,848	66,839

Name of Issuer	Principal Amount ($)	Fair Value ($)
2122 ZE, 6.00%, 2/15/29	30,453	33,282
2485 WG, 6.00%, 8/15/32	59,706	65,128
2480 Z, 6.00%, 8/15/32	50,072	55,471
2575 QE, 6.00%, 2/15/33	25,784	28,418
2771 NL, 6.00%, 3/15/34	123,469	138,894
2980 QA, 6.00%, 5/15/35	34,169	37,607
2283 K, 6.50%, 12/15/23	12,241	12,934
2357 ZJ, 6.50%, 9/15/31	26,440	29,608
T-59 1A1, 6.50%, 10/25/43	81,073	93,047
4520 HM, 6.50%, 8/15/45	54,810	63,697
1142 IA, 7.00%, 10/15/21	57,328	59,702
3946 KW, 7.00%, 11/15/29	4,735	4,935
3704 CT, 7.00%, 12/15/36	25,697	28,975
2238 PZ, 7.50%, 6/15/30	22,247	25,261
Government National Mortgage Association:
2009-35 NZ, 5.50%, 5/16/39	92,729	100,396
2002-57 DC, 6.00%, 8/20/32	26,788	29,448
2015-80 BA, 6.98%, 6/20/45 [1]	44,799	50,497
2014-69 W, 7.26%, 11/20/34 [1]	44,025	50,351
2013-133 KQ, 7.29%, 8/20/38 [1]	39,584	45,397
2005-74 HA, 7.50%, 9/16/35	22,506	24,333
New Residential Mortgage Loan Trust, 2016-2A B3, 5.68%, 11/26/35 [1,4]	46,001	49,110
Sequoia Mortgage Trust, 2012-1 B1, 4.27%, 1/25/42 [1]	69,990	70,387
Vendee Mortgage Trust:
2008-1 B, 6.95%, 3/15/25 [1]	18,621	20,766
1994-2 2, 8.62%, 5/15/24 [1]	18,108	19,269

		2,264,276
Corporate Bonds - 14.9%
Affiliated Managers Group, Inc., 3.50%, 8/1/25	50,000	48,467
Air Canada 2015-1 Trust, 3.60%, 3/15/27 [4]	88,787	85,919
Alphabet, Inc., 3.63%, 5/19/21	50,000	51,060
American Airlines 2015-2 Trust, 4.00%, 9/22/27	104,109	102,714
American Airlines 2016-2 Trust, 3.20%, 6/15/28	92,200	87,371
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	50,000	51,419
Arrow Electronics, Inc., 3.88%, 1/12/28	50,000	46,855
AXIS Specialty Finance, PLC, 5.15%, 4/1/45	100,000	98,101
Bank of America Corp., 3 Mo. Libor + 0.77, 3.13%, 2/5/26 [1]	100,000	98,197
Bank of New York Mellon Corp., 3 Mo. Libor + 1.05, 3.41%, 10/30/23 [1]	100,000	101,661
Bank of New York Mellon Corp. (Subordinated), 3.30%, 8/23/29	100,000	92,964
Bank One Michigan (Subordinated), 8.25%, 11/1/24	50,000	61,099
Barclays Bank, PLC, 3.36%, 3/16/23 [1]	150,000	149,325

See accompanying notes to financial statements.

JUNE 30, 2018	7

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)
Boeing Co., 8.75%, 9/15/31	100,000	145,332
Capital One, 3 Mo. Libor + 1.15, 3.51%, 1/30/23 [1]	100,000	100,794
Conoco Funding Co., 7.25%, 10/15/31	50,000	63,868
Deere & Co., 7.13%, 3/3/31	100,000	130,112
Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	54,834	55,862
Doric Nimrod Air Finance Alpha 2012-1 Trust, 5.13%, 11/30/22 [4]	43,336	44,733
Duke Energy Florida, LLC:
2.54%, 9/1/29	50,000	46,374
4.20%, 7/15/48	100,000	100,762
EI du Pont de Nemours, 6.50%, 1/15/28	150,000	178,803
Everest Reinsurance Holdings, Inc. (Subordinated), 3 Mo. Libor + 2.39, 4.73%, 5/15/37 [1]	100,000	98,375
Exxon Mobil Corp., 4.11%, 3/1/46	25,000	25,446
First Maryland Capital II, 3 Mo. Libor + 0.85, 3.21%, 2/1/27 [1]	100,000	94,500
Florida Power & Light Co., 4.13%, 6/1/48	50,000	50,540
FMR, LLC, 7.57%, 6/15/29 [4]	100,000	130,802
General Mills, Inc., 3 Mo. Libor + 1.01, 3.36%, 10/17/23 [1]	100,000	100,848
Georgia-Pacific, LLC, 7.75%, 11/15/29	100,000	133,909
Gilead Sciences, Inc., 3.65%, 3/1/26	100,000	98,729
Guardian Life Insurance Co. of America (Subordinated), 4.85%, 1/24/77 [4]	38,000	37,043
Hawaiian Airlines 2013-1, 3.90%, 1/15/26	155,179	152,293
Home Depot, Inc., 5.95%, 4/1/41	50,000	61,742
HSBC Holdings, PLC, 3 Mo. Libor + 1.00, 3.33%, 5/18/24 [1]	100,000	99,700
Ingersoll-Rand Co., 7.20%, 6/1/25	41,000	44,172
ITT, LLC, 7.40%, 11/15/25	25,000	30,437
JPMorgan Chase & Co., 3 Mo. Libor + 0.85, 3.19%, 1/10/25 [1]	50,000	49,949
Lincoln National Corp., (Subordinated), 3 Mo. Libor + 2.36, 4.68%, 5/17/66 [1]	100,000	95,184
Manufacturers & Traders Trust Co. (Subordinated), 3 Mo. Libor + 0.64, 2.94%, 12/1/21 [1]	150,000	149,265
Manulife Financial Corp., 4.15%, 3/4/26	50,000	49,912
MetLife, Inc.:
3.60%, 4/10/24	50,000	49,589
(Subordinated), 10.75, 8/1/39	50,000	77,000
Mutual of Omaha Insurance Co. (Subordinated), 3 Mo. Libor + 2.64, 4.30%, 7/15/54 [1,4]	100,000	100,625
National Rural Utilities Cooperative Finance Corp., 4.02%, 11/1/32	100,000	100,524
NetApp, Inc., 3.30%, 9/29/24	100,000	95,541
Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	150,000	140,913
Nvent Finance, 4.55%, 4/15/28 [4]	100,000	98,117

Name of Issuer	Principal Amount ($)	Fair Value ($)
Rockwell Automation, Inc., 6.70%, 1/15/28	100,000	120,507
Sammons Financial, 7.00%, 10/15/43 [4]	75,000	89,862
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	122,235
Spirit Airlines 2015-1A Trust, 4.10%, 4/1/28	86,392	86,021
Tencent Holdings, Ltd., 3 Mo. Libor + 0.61, 2.96%, 1/19/23 [1,4]	100,000	99,845
United Airlines 2014-1 Class A Pass Through Trust, 4.00%, 4/11/26	108,278	108,549
United Airlines 2015-1 Trust, 3.70%, 12/1/22	100,000	98,447
United Insurance Holdings Corp., 6.25%, 12/15/27	100,000	102,273
United Parcel Service, Inc., 3 Mo. Libor + 0.45, 2.79%, 4/1/23 [1]	100,000	100,348
USF&G Capital (Subordinated), 8.31%, 7/1/46 [4]	100,000	144,021
WEC Energy Group, Inc., (Subordinated), 3 Mo. Libor + 2.11, 4.46%, 5/15/67 [1]	100,000	98,630
Wells Fargo & Co., 3 Mo. Libor + 1.23, 3.59%, 10/31/23 [1]	100,000	102,025
Wyeth, LLC, 5.95%, 4/1/37	25,000	30,477
Xilinx, Inc., 2.95%, 6/1/24	200,000	190,233

		5,600,420
Federal Home Loan Mortgage Corporation - 0.7%
5.00%, 10/1/43	127,415	138,003
6.50%, 2/1/22	33,213	34,407
7.50%, 7/1/29	27,558	30,822
8.00%, 2/1/34	18,906	21,997
8.38%, 5/17/20	809	815
8.50%, 9/1/24	32,636	34,163

		260,207
Federal National Mortgage Association - 1.6%
4.50%, 8/1/40	52,731	54,139
5.00%, 2/1/33	30,781	30,831
5.50%, 10/1/33	108,141	117,118
6.00%, 2/1/38	59,274	65,044
6.08%, 11/1/43	40,340	44,054
6.50%, 9/1/27	43,801	48,282
7.00%, 1/1/32	11,697	12,317
7.00%, 3/1/33	34,427	38,255
7.00%, 12/1/38	69,129	76,063
8.00%, 6/1/24	17,712	18,977
8.00%, 1/1/31	31,539	33,149
8.00%, 2/1/31	23,937	28,207
8.47%, 7/15/26	4,526	4,901
8.50%, 10/1/30	29,897	34,240

		605,577

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)
Government National Mortgage Association - 1.5%
5.00%, 5/20/48	149,831	157,459
5.75%, 12/15/22	49,323	51,461
6.00%, 4/15/29	48,166	53,174
6.00%, 7/15/38	71,566	78,232
6.50%, 11/20/38	35,385	39,847
7.00%, 12/15/24	14,056	14,728
7.00%, 11/20/27	18,043	20,316
7.00%, 9/20/29	47,332	53,208
7.00%, 9/20/38	15,624	17,973
7.50%, 4/20/32	38,123	43,078
8.00%, 7/15/24	13,471	14,200

		543,676
Taxable Municipal Securities - 4.1%
Alaska Muni Bond Bank, 5.99%, 9/1/25	50,000	52,360
Arlington TX, 4.04%, 2/15/31	100,000	100,755
City of New Britain CT, 4.40%, 3/1/34	100,000	101,912
Idaho State Building Auth., 4.12%, 9/1/39	100,000	101,475
Illinois Hsg. Dev. Auth, 3.20%, 12/1/43	99,302	94,840
Iowa Student Loan Liq., 3.75%, 12/1/33 [8]	100,000	99,418
Louisiana Housing Corp., 3.05%, 12/1/38	31,539	30,452
Massachusetts Edu. Auth., 4.00%, 1/1/32	25,000	25,483
Massachusetts Edu. Auth., 4.41%, 7/1/34	50,000	50,714
Multistate Liquidating Trust No. 1, 3.11%, 12/15/28 [4,17]	29,000	26,775
Oklahoma Dev. Fin. Auth., 4.10%, 6/1/37	100,000	100,664
Public Finance Authority, 4.23%, 7/1/32	105,000	106,589
So. Dakota Hsg. Dev. Auth., 3.89%, 5/1/32	20,000	19,895
So. Nassau Comm. Hospital, 4.65%, 8/1/48	100,000	99,271
State of Colorado, 4.05%, 9/1/38	100,000	101,421
Texas Children’s Hospital, 3.37%, 10/1/29	115,000	114,441
Texas St. Pub. Fin. Auth. Charter Sch. Fin., 8.75%, 8/15/27	60,000	62,269
Tulane University, 2.64%, 2/15/36 [1]	100,000	94,814
Union County Hospital Auth., 4.85%, 8/1/41	150,000	150,951

		1,534,499
U.S. Treasury / Federal Agency Securities - 2.4%
U.S. Treasury Bill, 1.67%, 7/12/18 [6]	500,000	499,749
U.S. Treasury Note, 3.13%, 5/15/48	400,000	411,109

		910,858

Total Bonds (cost: $12,302,726)		12,203,529

Name of Issuer	Quantity	Fair Value ($)
Investment Companies - 1.5%
BlackRock Enhanced Government Fund	8,281	107,322
BlackRock Income Trust	22,700	132,341
Duff & Phelps Utility and Corp. Bond Trust	8,700	76,038
MFS Intermediate Income Trust	34,400	132,784
Nuveen Multi-Market Income Fund, Inc.	3,953	27,631
Putnam Premier Income Trust	19,000	99,370

Total Investment Companies (cost: $618,658)		575,486

Short-Term Securities - 9.1%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.77%	3,415,597	3,415,597
(cost: $3,415,597)

Total Investments in Securities - 99.8% (cost: $30,854,330)		37,478,572
Other Assets and Liabilities, net - 0.2%		62,290

Total Net Assets - 100.0%		$37,540,862

*	Non-income producing security.

[1]

Variable rate security. Rate disclosed is as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2018 was $1,339,531 and represented 3.6% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At June 30, 2018, 0.3% of net assets in the Fund was invested in such securities.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of June 30, 2018.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

LLC — Limited Liability Company
PLC — Public Limited Company

See accompanying notes to financial statements.

JUNE 30, 2018	9

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks **	21,283,960	—	—	21,283,960
Asset-Backed Securities	—	484,016	—	484,016
Collateralized Mortgage Obligations	—	2,264,276	—	2,264,276
Corporate Bonds	—	5,600,420	—	5,600,420
Federal Home Loan Mortgage Corporation	—	260,207	—	260,207
Federal National Mortgage Association	—	605,577	—	605,577
Government National Mortgage Association	—	543,676	—	543,676
Taxable Municipal Securities	—	1,534,499	—	1,534,499
U.S. Treasury / Federal Agency Securities	—	910,858	—	910,858
Investment Companies	575,486	—	—	575,486
Short-Term Securities	3,415,597	—	—	3,415,597

Total:	25,275,043	12,203,529	—	37,478,572

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

10	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2018	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +10.36% return over the last twelve months, compared to the +14.37% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.50% as of 6/30/18, compared to 1.96% for the S&P 500® Index.

Equity markets posted solid returns over the past year, bolstered by improving economic growth and pro-growth fiscal policy in the U.S. More recently, however, the combination of trade war fears and higher interest rates have weighed on market sentiment. However, we anticipate that investors will climb the so called “wall of worry” and bid U.S. stocks higher, as the positive effects of supportive fiscal policy and still-easy financial conditions persist. We continue to believe a “barbell” approach provides a balanced risk-reward profile for the Fund. One side of the “barbell” emphasizes pro-cyclical exposure tilted towards capital spending and inflation beneficiaries (e.g. producer manufacturing, finance), while the other side focuses on secular/ traditional growth companies that possess visible earnings growth and attractive yields (e.g., health technology, utilities, telecom). We have recently become more positive on the energy sector (including refiners) due to spending discipline, increasing dividends, and stock prices that reflect oil in the low $60/barrel range (versus low-to-mid $70’s currently). Regardless of sector, we remain focused on firms that generate consistent growth in earnings and cash flow and that are committed to increasing dividends to shareholders over the longer term. To this point, 76 out of 82 companies held in the Fund raised their dividend over the past twelve months, with an average increase of just over +10%.

Despite posting solid absolute returns, the Fund’s performance trailed the S&P 500® Index over the past year. While we strive to outperform market indices under any market backdrop, there are times when the somewhat conservative nature of this strategy (i.e., underweighting technology sectors) will constrain results, particularly during periods of strong market returns. In this regard, the primary culprits were stock selection in the electronic technology and retail trade sectors, as well as the Fund’s underweight position in technology services. The Fund invests primarily in dividend paying stocks and the absence of non-dividend paying stocks, such as Amazon.com, was a major

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

contributor to the Fund’s underperformance over the period. Also, the Fund’s emphasis on conservative positions in the consumer durables sector detracted from performance. On a positive note, stock selection in the energy minerals, utilities and health services sectors contributed to relative returns over the past year.

Our research effort remains on high quality companies that can deliver consistent earnings growth and a steady return of excess capital to shareholders, regardless of the economic backdrop.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.

12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2018

	Sit Dividend
	Growth Fund		S&P 500® Index [1]
	Class I	Class S
One Year	10.36%	10.06%	14.37%
Five Year	11.11	10.84	13.42
Ten Year	9.45	9.17	10.17
Since Inception - Class I	9.54	n/a	8.57
(12/31/03)
Since Inception - Class S	n/a	8.83	8.50
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/18:	$16.69 Per Share
Net Asset Value 6/30/17:	$16.88 Per Share
Total Net Assets:	$918.6 Million

Class S:

Net Asset Value 6/30/18:	$16.61 Per Share
Net Asset Value 6/30/17:	$16.81 Per Share
Total Net Assets:	$51.3 Million

Weighted Average Market Cap:	$155.6 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Verizon Communications, Inc.

  3. Johnson & Johnson

  4. Apple, Inc.

  5. JPMorgan Chase & Co.

  6. Home Depot, Inc.

  7. Becton Dickinson and Co.

  8. Abbott Laboratories

  9. UnitedHealth Group, Inc.

10. Broadcom, Inc.

Based on total net assets as of June 30, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2018. Subject to change.

Information on this page is unaudited.

JUNE 30, 2018	13

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit Dividend Growth Fund

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 99.5%
Communications - 3.6%
CenturyLink, Inc.	217,175	4,048,142
Verizon Communications, Inc.	621,075	31,246,283

		35,294,425
Consumer Durables - 0.8%
Stanley Black & Decker, Inc.	56,475	7,500,445

Consumer Non-Durables - 8.1%
Coca-Cola Co.	276,400	12,122,904
Conagra Brands, Inc.	373,280	13,337,294
Dr Pepper Snapple Group, Inc.	110,450	13,474,900
Kraft Heinz Co.	78,191	4,911,959
PepsiCo, Inc.	152,350	16,586,344
Philip Morris International, Inc.	118,725	9,585,856
Pinnacle Foods, Inc.	126,400	8,223,584

		78,242,841
Consumer Services - 3.8%
Carnival Corp.	172,450	9,883,109
Comcast Corp.	55,875	1,833,259
Visa, Inc.	100,400	13,297,980
Walt Disney Co.	110,450	11,576,264

		36,590,612
Electronic Technology - 9.7%
Apple, Inc.	142,675	26,410,569
Applied Materials, Inc.	235,375	10,871,971
Broadcom, Inc.	79,300	19,241,352
Intel Corp.	336,000	16,702,560
Skyworks Solutions, Inc.	78,900	7,625,685
TE Connectivity, Ltd.	82,225	7,405,184
Xilinx, Inc.	84,600	5,520,996

		93,778,317
Energy Minerals - 6.8%
Chevron Corp.	99,300	12,554,499
Devon Energy Corp.	195,275	8,584,289
Marathon Petroleum Corp.	160,575	11,265,942
Occidental Petroleum Corp.	206,300	17,263,184
Suncor Energy, Inc.	401,300	16,324,884

		65,992,798
Finance - 16.0%
American Financial Group, Inc.	83,175	8,927,173
Bank of America Corp.	541,450	15,263,475
Chubb, Ltd.	92,425	11,739,824
CME Group, Inc.	52,250	8,564,820
East West Bancorp, Inc.	85,575	5,579,490
Healthcare Realty Trust, Inc.	183,675	5,341,269
JPMorgan Chase & Co.	248,475	25,891,095
Legg Mason, Inc.	230,600	8,008,738
Lincoln National Corp.	227,050	14,133,862

Name of Issuer	Quantity	Fair Value ($)
Morgan Stanley	307,475	14,574,315
Physicians Realty Trust	194,518	3,100,617
Prudential Financial, Inc.	88,975	8,320,052
Reinsurance Group of America, Inc.	66,800	8,916,464
T Rowe Price Group, Inc.	63,900	7,418,151
US Bancorp	183,500	9,178,670

		154,958,015
Health Services - 3.9%
Aetna, Inc.	14,400	2,642,400
Quest Diagnostics, Inc.	145,975	16,048,492
UnitedHealth Group, Inc.	78,625	19,289,858

		37,980,750
Health Technology - 12.2%
Abbott Laboratories	344,900	21,035,451
AbbVie, Inc.	178,200	16,510,230
Amgen, Inc.	43,041	7,944,938
Baxter International, Inc.	94,800	7,000,032
Becton Dickinson and Co.	88,800	21,272,928
Johnson & Johnson	228,325	27,704,956
Pfizer, Inc.	471,925	17,121,439

		118,589,974
Industrial Services - 2.0%
Jacobs Engineering Group, Inc.	111,675	7,090,246
TransCanada Corp.	279,025	12,053,880

		19,144,126
Process Industries - 4.7%
Avery Dennison Corp.	57,450	5,865,645
DowDuPont, Inc.	264,200	17,416,064
International Paper Co.	163,900	8,535,912
LyondellBasell Industries NV	29,900	3,284,515
Sherwin-Williams Co.	26,550	10,820,984

		45,923,120
Producer Manufacturing - 9.3%
3M Co.	49,000	9,639,280
Boeing Co.	31,200	10,467,912
Deere & Co.	70,150	9,806,970
General Dynamics Corp.	63,150	11,771,792
Honeywell International, Inc.	96,800	13,944,040
Lockheed Martin Corp.	32,625	9,638,404
Parker-Hannifin Corp.	59,900	9,335,415
Raytheon Co.	78,815	15,225,482

		89,829,295
Retail Trade - 4.8%
Best Buy Co., Inc.	27,900	2,080,782
Costco Wholesale Corp.	29,000	6,060,420
Home Depot, Inc.	113,425	22,129,218

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Target Corp.	78,425	5,969,711
TJX Cos., Inc.	112,100	10,669,678

		46,909,809
Technology Services - 7.0%
Accenture, PLC	56,000	9,161,040
Alphabet, Inc. - Class A *	6,465	7,300,213
Cognizant Technology Solutions Corp.	123,800	9,778,962
Intuit, Inc.	34,650	7,079,168
Microsoft Corp.	349,100	34,424,751

		67,744,134
Transportation - 2.8%
Delta Air Lines, Inc.	172,300	8,535,742
FedEx Corp.	34,825	7,907,364
Union Pacific Corp.	75,275	10,664,962

		27,108,068

Name of Issuer	Quantity	Fair Value ($)
Utilities - 4.0%
CenterPoint Energy, Inc.	488,650	13,540,491
DTE Energy Co.	127,800	13,243,914
NextEra Energy, Inc.	75,300	12,577,359

		39,361,764
Total Common Stocks (cost: $821,571,606)		964,948,493

Short-Term Securities - 0.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.77%	2,468,032	2,468,032
(cost: $2,468,032)
Total Investments in Securities - 99.7% (cost: $824,039,638)		967,416,525
Other Assets and Liabilities, net - 0.3%		2,498,205

Total Net Assets - 100.0%		$969,914,730

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks **	964,948,493	—	—	964,948,493
Short-Term Securities	2,468,032	—	—	2,468,032
Total:	967,416,525	—	—	967,416,525

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2018	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Global Dividend Growth Fund Class I generated a return of +6.46% for the twelve month period ending June 30, 2018 versus a return of +11.09% for the MSCI World Index. Stock selection along with industry and geographic allocation across a broad range of sectors had a negative impact on performance, as small capitalization and higher beta (and non-dividend paying) stocks meaningfully outperformed around the world.

Contributing favorably to relative performance during the twelve month period were the Fund’s holdings in the pharmaceutical (AbbVie, Abbott Laboratories and Pfizer), telecommunication services (Verizon Communications), and software & services (Microsoft Corporation, Accenture and Alphabet) industries. Conversely, the consumer services (Carnival Corporation and Starbucks), real estate (Physicians Realty Trust and Unibail-Rodamco), and food, beverage & tobacco (Kraft Heinz Company, Anheuser-Busch InBev, Nestle and PepsiCo) industries negatively impacted absolute and relative performance.

Geographically, the United States was the largest detracting country. Not owning the non-dividend paying stock of Amazon.com negatively impacted stock selection along with the our dividend focused holdings of Macquarie Infrastructure Corporate, Physicians Realty Trust, Starbucks and Johnson & Johnson.

Global equity markets remain volatile as monetary policy normalizes, global trade tensions vacillate, and the U.S. midterm elections approach. However, we anticipate investors will continue to climb the so-called “wall of worry” and bid U.S. stocks higher as the positive effects of the supportive fiscal policy and still accommodative monetary policy conditions persist. We continue to believe a “barbell” approach provides a balanced risk-reward profile for equity portfolios as the economy remains vulnerable to external shocks. One side of the “barbell” emphasizes pro-cyclical exposure tilted towards capital spending and inflation beneficiaries, while the other side focuses on secular/traditional growth companies that possess visible earnings growth, strong balance sheets, and attractive valuations.

Internationally, we are moving to a slight underweight in Europe, as well as maintaining an overweight stance in Asia (ex. Japan) and underweight position in Japan. While economic conditions have not weakened materially in the Euro Area, there are signs of moderating growth in the manufacturing and services sectors. The United Kingdom also continues to be an area of concern as the sterling’s depreciation post Brexit has negatively affected real incomes and

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

consumer spending. The most pressing concern for European equities is an elevated probability of a trade war. While European equity valuations continue to be attractive relative to other global markets, the strengthening U.S. dollar and better growth prospects will likely continue to result in a flow of funds to the United States. Against this backdrop, we believe it is prudent to remain diversified and focused on high-quality growth stocks that have secular and/or niche growth drivers.

The Fund’s gross dividend yield (before deduction of Fund expenses) is 2.80% compared to the 2.44% yield of the MSCI World Index. In periods of low absolute returns, the dividend component of the return becomes more significant and this should benefit the dividend paying companies that are the focus of this strategy. The portfolio emphasizes high quality, dividend paying growth stocks and continues to be well diversified. We believe the portfolio is well positioned to outperform in down markets if financial market volatility picks up, as we believe it will throughout 2018.

Roger J. Sit            Raymond E. Sit      Tasha M. Murdoff

Kent L. Johnson    Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.

16	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2018

	Sit Global
	Dividend		MSCI World Index [1]
	Growth Fund
	Class I	Class S
One Year	6.46%	6.13%	11.09%
Five Year	6.95	6.68	9.94
Since Inception (9/30/08)	8.47	8.19	8.24

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/18:	$15.24 Per Share
Net Asset Value 6/30/17:	$14.54 Per Share
Total Net Assets:	$28.8 Million
Class S:
Net Asset Value 6/30/18:	$15.22 Per Share
Net Asset Value 6/30/17:	$14.53 Per Share
Total Net Assets:	$3.2 Million

Weighted Average Market Cap:	$160.1 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Verizon Communications, Inc.

  3. JPMorgan Chase & Co.

  4. Johnson & Johnson

  5. Pfizer, Inc.

  6. Apple, Inc.

  7. Allianz SE, ADR

  8. AbbVie, Inc.

  9. Nestle SA

10. Union Pacific Corp.

Based on total net assets as of June 30, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2018. Subject to change.

Information on this page is unaudited.

JUNE 30, 2018	17

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit Global Dividend Growth Fund

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 96.6%

Asia - 1.9%

China/Hong Kong - 1.0%
HSBC Holdings, PLC, ADR	6,475	305,232

Japan - 0.9%
Mitsubishi UFJ Financial Group, Inc., ADR	51,300	289,845

Europe - 22.3%

Germany - 5.9%
adidas AG	1,385	301,540
Allianz SE, ADR	35,000	716,800
Aurelius SE & Co.	5,500	325,536
Siemens AG	4,100	540,200

		1,884,076
Ireland - 2.1%
Accenture, PLC	2,475	404,885
Ingersoll-Rand, PLC	3,275	293,866

		698,751
Netherlands - 4.5%
ING Groep NV, ADR	38,300	548,456
LyondellBasell Industries NV	3,225	354,266
RELX NV	25,400	539,975

		1,442,697
Spain - 2.6%
Iberdrola SA	60,400	465,791
Industria de Diseno Textil SA	10,725	365,231

		831,022
Switzerland - 2.9%
Chubb, Ltd.	1,950	247,689
Nestle SA	8,725	676,195

		923,884
United Kingdom - 4.3%
Carnival Corp.	4,900	280,819
Diageo, PLC, ADR	4,425	637,244
DS Smith, PLC	66,175	453,408

		1,371,471
North America - 72.4%

Bermuda - 1.0%
XL Group, Ltd.	6,000	335,700

Canada - 3.0%
Suncor Energy, Inc.	10,275	417,987
TransCanada Corp.	7,900	341,280
Vermilion Energy, Inc.	5,400	194,454

		953,721

Name of Issuer	Quantity	Fair Value ($)
United States - 68.4%
3M Co.	2,225	437,702
Abbott Laboratories	9,150	558,058
AbbVie, Inc.	7,300	676,345
Alphabet, Inc. - Class A *	450	508,135
Apple, Inc.	4,000	740,440
Applied Materials, Inc.	8,175	377,603
Arthur J Gallagher & Co.	4,875	318,240
Avery Dennison Corp.	1,550	158,255
Bank of America Corp.	16,300	459,497
Broadcom, Inc.	1,500	363,960
CenterPoint Energy, Inc.	7,400	205,054
CubeSmart	6,200	199,764
Delta Air Lines, Inc.	9,450	468,153
Domtar Corp.	5,400	257,796
DowDuPont, Inc.	8,825	581,744
Goldman Sachs Group, Inc.	1,400	308,798
Home Depot, Inc.	3,000	585,300
Honeywell International, Inc.	3,200	460,960
Intel Corp.	8,625	428,749
International Paper Co.	5,900	307,272
Johnson & Johnson	6,925	840,280
JPMorgan Chase & Co.	9,650	1,005,530
KeyCorp	24,100	470,914
Kraft Heinz Co.	4,350	273,267
Lockheed Martin Corp.	1,365	403,262
Macquarie Infrastructure Corp.	5,275	222,605
Marathon Petroleum Corp.	7,950	557,772
Microsoft Corp.	14,400	1,419,984
Occidental Petroleum Corp.	5,975	499,988
Parker-Hannifin Corp.	2,250	350,662
PepsiCo, Inc.	5,775	628,724
Pfizer, Inc.	20,600	747,368
Philip Morris International, Inc.	2,900	234,146
Prudential Financial, Inc.	3,725	348,325
Rockwell Automation, Inc.	1,825	303,370
Scotts Miracle-Gro Co.	3,225	268,191
Sherwin-Williams Co.	800	326,056
Starbucks Corp.	11,050	539,792
T Rowe Price Group, Inc.	4,800	557,232
Union Pacific Corp.	4,600	651,728
United Technologies Corp.	2,675	334,455
US Bancorp	9,475	473,940
Verizon Communications, Inc.	22,100	1,111,851
Waste Management, Inc.	5,900	479,906
WEC Energy Group, Inc.	6,775	438,004

		21,889,177
Total Common Stocks (cost: $25,432,730)		30,925,576

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Short-Term Securities - 3.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.77%	1,034,892	1,034,892
(cost: $1,034,892)

Total Investments in Securities - 99.8% (cost: $26,467,622)		31,960,468
Other Assets and Liabilities, net - 0.2%		63,300

Total Net Assets - 100.0%		$32,023,768

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Bermuda	335,700	—	—	335,700
Canada	953,721	—	—	953,721
China/Hong Kong	305,232	—	—	305,232
Germany	716,800	1,167,276	—	1,884,076
Ireland	698,751	—	—	698,751
Japan	289,845	—	—	289,845
Netherlands	902,722	539,975	—	1,442,697
Spain	—	831,022	—	831,022
Switzerland	247,689	676,195	—	923,884
United Kingdom	918,063	453,408	—	1,371,471
United States	21,889,177	—	—	21,889,177
Short-Term Securities	1,034,892	—	—	1,034,892

Total:	28,292,592	3,667,876	—	31,960,468

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2018	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s one-year return was +16.93%, compared to the +22.51% return for the Russell 1000® Growth index. The S&P 500® Index return for the period was +14.37%.

U.S. stocks posted strong gains over the past year, driven by a surge in corporate earnings that were augmented by the passage of corporate tax reform. While lower tax rates are largely factored into earnings estimates, we believe “second order” effects from higher business confidence levels and capital spending incentives are still working their way through the economy. Higher interest rates and trade concerns are currently pressuring sentiment around stocks, but we believe economic momentum and attractive equity valuations will be catalysts to produce gains over the intermediate term. In terms of strategy, we continue to believe the technology sector offers significant opportunities for investors, as both secular (e.g., cloud computing, e-commerce, software) and cyclical (e.g., semiconductors) trends are providing a strong backdrop for earnings. While electronic technology and technology services remain the most heavily weighted sectors, the Fund also maintains significant positions in the producer manufacturing, consumer services and retail trade sectors.

While the Fund posted strong absolute performance during the past twelve months, it lagged on a relative basis mainly due to stock performance in the health technology sector. The Fund’s underweight position in the retail trade sector, which has rebounded in 2018 after a period of underperformance, was also a detractor over the period. Strong stock selection in the health services sector and underweighting the trailing consumer non-durables sector helped to offset some of this lagging effect. In terms of individual stocks, standout performers included Adobe Systems (+72% over the past year), T. Rowe Price Group (+56%), Estee Lauder Cos. (+49%) and Visa (+41%). On the negative side, holdings that lagged over the period and that detracted

 HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

from relative returns included Incyte Corp., Allergan plc and Alaska Air Group.

We continue to be optimistic on the outlook for companies held in the Fund, and appreciate shareholders’ continued interest.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.

20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2018

	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
One Year	16.93%	22.51%	14.54%
Five Year	13.81	16.36	13.37
Ten Year	8.91	11.83	10.20
Since Inception [3]	10.20	11.43	11.84
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/18:	$42.40 Per Share
Net Asset Value 6/30/17:	$40.56 Per Share
Total Net Assets:	$118.8 Million
Weighted Average Market Cap:	$259.5 Billion

 TOP 10 HOLDINGS

1.	Alphabet, Inc.
2.	Apple, Inc.
3.	Microsoft Corp.
4.	Amazon.com, Inc.
5.	Visa, Inc.
6.	Adobe Systems, Inc.
7.	Facebook, Inc.
8.	Broadcom, Inc.
9.	Home Depot, Inc.

  10. UnitedHealth Group, Inc.

Based on total net assets as of June 30, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2018. Subject to change.

Information on this page is unaudited.

JUNE 30, 2018	21

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit Large Cap Growth Fund

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 98.2%
Communications - 0.9%
Verizon Communications, Inc.	20,925	1,052,737
Consumer Durables - 1.2%
Electronic Arts, Inc. *	9,900	1,396,098

Consumer Non-Durables - 3.9%
Coca-Cola Co.	13,700	600,882
Estee Lauder Cos., Inc. - Class A	14,675	2,093,976
PepsiCo, Inc.	17,300	1,883,451

		4,578,309
Consumer Services - 8.0%
Carnival Corp.	15,400	882,574
Marriott International, Inc.	9,300	1,177,380
Starbucks Corp.	32,500	1,587,625
Visa, Inc.	33,800	4,476,810
Walt Disney Co.	13,200	1,383,492

		9,507,881
Electronic Technology - 14.3%
Apple, Inc.	42,200	7,811,642
Applied Materials, Inc.	49,700	2,295,643
Arista Networks, Inc. *	1,950	502,105
Broadcom, Inc.	11,600	2,814,624
Ciena Corp. *	31,500	835,065
Intel Corp.	16,800	835,128
NVIDIA Corp.	6,025	1,427,322
Skyworks Solutions, Inc.	4,700	454,255

		16,975,784
Energy Minerals - 1.3%
Marathon Petroleum Corp.	15,500	1,087,480
Pioneer Natural Resources Co.	2,300	435,252

		1,522,732
Finance - 6.3%
Bank of America Corp.	32,000	902,080
Chubb, Ltd.	8,650	1,098,723
First Republic Bank	5,700	551,703
Goldman Sachs Group, Inc.	4,800	1,058,736
JPMorgan Chase & Co.	20,600	2,146,520
Prudential Financial, Inc.	7,900	738,729
T Rowe Price Group, Inc.	8,900	1,033,201

		7,529,692
Health Services - 3.0%
Centene Corp. *	8,500	1,047,285
UnitedHealth Group, Inc.	10,275	2,520,868

		3,568,153

Name of Issuer	Quantity	Fair Value ($)
Health Technology - 7.0%
AbbVie, Inc.	22,600	2,093,890
Alexion Pharmaceuticals, Inc. *	3,300	409,695
Boston Scientific Corp. *	43,900	1,435,530
Celgene Corp. *	7,425	589,694
Edwards Lifesciences Corp. *	4,900	713,293
Johnson & Johnson	11,000	1,334,740
Pfizer, Inc.	13,200	478,896
Thermo Fisher Scientific, Inc.	5,850	1,211,769

		8,267,507
Process Industries - 4.1%
DowDuPont, Inc.	21,600	1,423,872
Ecolab, Inc.	12,300	1,726,059
Sherwin-Williams Co.	4,300	1,752,551

		4,902,482
Producer Manufacturing - 8.6%
3M Co.	7,450	1,465,564
Deere & Co.	4,200	587,160
Honeywell International, Inc.	9,925	1,429,696
Ingersoll-Rand, PLC	12,500	1,121,625
Parker-Hannifin Corp.	8,700	1,355,895
Raytheon Co.	12,125	2,342,308
Rockwell Automation, Inc.	4,925	818,683
United Technologies Corp.	9,000	1,125,270

		10,246,201
Retail Trade - 8.0%
Amazon.com, Inc. *	2,750	4,674,450
Home Depot, Inc.	13,300	2,594,830
TJX Cos., Inc.	14,700	1,399,146
Ulta Beauty, Inc. *	3,400	793,764

		9,462,190
Technology Services - 27.7%
Accenture, PLC	10,975	1,795,400
Adobe Systems, Inc. *	14,900	3,632,769
Alphabet, Inc. - Class A *	1,400	1,580,866
Alphabet, Inc. - Class C *	5,966	6,655,968
Autodesk, Inc. *	8,400	1,101,156
Booking Holdings, Inc. *	965	1,956,142
Cognizant Technology Solutions Corp.	19,400	1,532,406
Facebook, Inc. *	18,675	3,628,926
Microsoft Corp.	69,100	6,813,951
PayPal Holdings, Inc. *	21,500	1,790,305
Red Hat, Inc. *	4,900	658,413
salesforce.com, Inc. *	13,000	1,773,200

		32,919,502

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Transportation - 3.3%
Delta Air Lines, Inc.	27,615	1,368,047
FedEx Corp.	6,000	1,362,360
Union Pacific Corp.	8,800	1,246,784

		3,977,191
Utilities - 0.6%
NextEra Energy, Inc.	4,000	668,120

Total Common Stocks (cost: $60,689,569)		116,574,579

Name of Issuer	Quantity	Fair Value ($)
Short-Term Securities - 2.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.77%	2,399,222	2,399,222
(cost: $2,399,222)

Total Investments in Securities - 100.2% (cost: $63,088,791)		118,973,801
Other Assets and Liabilities, net - (0.2%)		(181,454)

Total Net Assets - 100.0%		$118,792,347

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	116,574,579	—	—	116,574,579
Short-Term Securities	2,399,222	—	—	2,399,222
Total:	118,973,801	—	—	118,973,801

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2018	23

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

The Sit ESG Growth Fund Class I generated a return of +10.57% in the twelve-month period ended June 30, 2018 compared to the MSCI World Index return of +11.09%. In general, the slight underperformance can be attributed to an average cash balance north of 2.5% along with the holdings in the retail sector and the Euro Area.

Specifically, the industries contributing most favorably to relative performance were Software & Services (Adobe Systems and Microsoft), Energy (Suncor, Occidental Petroleum, and Royal Dutch Shell), Pharmaceuticals, Biotechnology & Life Sciences (AbbVie and Pfizer) and telecommunication services (Verizon Communications) - all due to positive stock selection. Conversely, cash was a large detractor given the average 2.5% weight over the twelve-month period ended June 30, 2018. The industries that detracted the most were retailing (Industria de Diseno Textil, Home Depot, TJX Companies and not owning Amazon.com and Netflix), capital goods (Siemens, 3M Company, Ingersoll-Rand and not owning Boeing and Airbus), and technology hardware & equipment (Ingenico and Apple).

From a geographic standpoint, the countries of the United States (Adobe Systems, T. Rowe Price Group, Intel Corporation, Occidental Petroleum), Canada (Suncor Energy), the United Kingdom (Diageo and Royal Dutch Shell), and Ireland (Accenture) added value due to positive stock selection perspective. The overweight position in the United States also added value to the Fund. However, stock selection in the Netherlands (ING Groep and RELX), France (Unibail-Radamco and Ingenico) and Spain (Industria de Diseno Textil) negatively impacted the Fund.

Global equity markets remain volatile as monetary policy normalizes, global trade tensions vacillate, and the U.S. midterm elections approach. However, we anticipate investors will continue to climb the so-called “wall of worry” and bid U.S. stocks higher as the positive effects of the supportive fiscal policy and still accommodative monetary policy conditions persist. We continue to believe a “barbell” approach provides a balanced risk-reward profile for equity portfolios as the economy remains vulnerable to external shocks. One side of the “barbell” emphasizes pro-cyclical exposure tilted towards capital spending and inflation beneficiaries, while the other side focuses on secular/traditional growth companies that possess visible earnings growth, strong balance sheets, and attractive valuations.

Internationally, we are moving to a slight underweight in Europe, as well as maintaining an overweight stance in Asia (ex. Japan) and

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

underweight position in Japan. While economic conditions have not weakened materially in the Euro Area, there are signs of moderating growth in the manufacturing and services sectors. The United Kingdom also continues to be an area of concern as the sterling’s depreciation post Brexit has negatively affected real incomes and consumer spending. The most pressing concern for European equities is an elevated probability of a trade war. Against this backdrop, we believe it is prudent to remain diversified and focused on high-quality growth stocks that have secular and/or niche growth drivers.

The focus of the Sit ESG Growth Fund is to invest at least 80% of the assets in companies that have strong ESG (environmental, social and corporate governance) practices. We remain positive about the long-term outlook for companies held in the Fund based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.

24	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2018

	Sit ESG Growth Fund		MSCI World Index [1]
	Class I	Class S
One Year	10.57%	10.37%	11.09%
Since Inception (6/30/16)	11.84	11.57	14.59

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/18:	$12.37 Per Share
Net Asset Value 6/30/17:	$11.29 Per Share
Total Net Assets:	$3.0 Million
Class S:
Net Asset Value 6/30/18:	$12.34 Per Share
Net Asset Value 6/30/17:	$11.28 Per Share
Total Net Assets:	$2.7 Million

Weighted Average Market Cap:	$169.5 Billion

TOP 10 HOLDINGS

  1. Allianz SE, ADR

  2. Microsoft Corp.

  3. Verizon Communications, Inc.

  4. JPMorgan Chase & Co.

  5. Suncor Energy, Inc.

  6. Intel Corp.

  7. Ingersoll-Rand, PLC

  8. Home Depot, Inc.

  9. Alphabet, Inc. - Class A

10. Marriott International, Inc.

Based on total net assets as of June 30, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2018. Subject to change.

Information on this page is unaudited.

JUNE 30, 2018	25

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit ESG Growth Fund

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 96.2%
Asia - 1.9%

China/Hong Kong - 1.1%
HSBC Holdings, PLC, ADR	1,300	61,282

Japan - 0.8%
Mitsubishi UFJ Financial Group, Inc., ADR	8,325	47,036

Europe - 26.3%

Germany - 8.2%
adidas AG, ADR	350	38,150
Allianz SE, ADR	9,900	202,752
Bayer AG	1,005	110,373
Siemens AG, ADR	1,725	113,652

		464,927
Ireland - 3.8%
Accenture, PLC	450	73,616
Ingersoll-Rand, PLC	1,625	145,811

		219,427
Netherlands - 4.0%
ING Groep NV, ADR	8,775	125,658
RELX NV, ADR	4,700	100,251

		225,909
Spain - 3.8%
Iberdrola SA, ADR	2,950	90,919
Industria de Diseno Textil SA	3,775	128,554

		219,473
Switzerland - 2.1%
Nestle SA, ADR	1,550	120,016

United Kingdom - 4.4%
Coca-Cola European Partners, PLC	2,100	85,344
Diageo, PLC, ADR	700	100,807
Royal Dutch Shell, PLC, ADR - Class B	875	63,569

		249,720

North America - 68.0%
Canada - 2.9%
Suncor Energy, Inc.	4,100	166,788

United States - 65.1%
3M Co.	600	118,032
AbbVie, Inc.	1,275	118,129
Adobe Systems, Inc. *	500	121,905
Allstate Corp.	525	47,917
Alphabet, Inc. - Class A *	125	141,149
Apple, Inc.	675	124,949
Baxter International, Inc.	850	62,764
Boston Scientific Corp. *	3,000	98,100
Cognizant Technology Solutions Corp.	750	59,242
Delta Air Lines, Inc.	1,500	74,310
DowDuPont, Inc.	1,700	112,064

Name of Issuer	Quantity	Fair Value ($)
Ecolab, Inc.	775	108,756
Facebook, Inc. *	320	62,182
FedEx Corp.	485	110,124
Goldman Sachs Group, Inc.	500	110,285
Home Depot, Inc.	745	145,350
Intel Corp.	3,050	151,616
Johnson & Johnson	975	118,306
JPMorgan Chase & Co.	1,725	179,745
KeyCorp	2,500	48,850
Legg Mason, Inc.	1,600	55,568
Marriott International, Inc.	1,100	139,260
Microsoft Corp.	2,000	197,220
NIKE, Inc.	700	55,776
Occidental Petroleum Corp.	1,200	100,416
PepsiCo, Inc.	875	95,261
Pfizer, Inc.	3,375	122,445
Prudential Financial, Inc.	800	74,808
Rockwell Automation, Inc.	350	58,180
Starbucks Corp.	2,750	134,338
T Rowe Price Group, Inc.	925	107,383
TJX Cos., Inc.	690	65,674
UnitedHealth Group, Inc.	375	92,002
Verizon Communications, Inc.	3,625	182,374
Visa, Inc.	875	115,894

		3,710,374
Total Common Stocks (cost: $4,489,162)		5,484,952

Short-Term Securities - 3.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.77%	212,376	212,376
(cost: $212,376)

Total Investments in Securities - 99.9% (cost: $4,701,538)		5,697,328
Other Assets and Liabilities, net - 0.1%		3,441

Total Net Assets - 100.0%		$5,700,769

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of June 30, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Canada	166,788	—	—	166,788
China/Hong Kong	61,282	—	—	61,282
Germany	354,554	110,373	—	464,927
Ireland	219,427	—	—	219,427
Japan	47,036	—	—	47,036
Netherlands	225,909	—	—	225,909
Spain	90,919	128,554	—	219,473
Switzerland	120,016	—	—	120,016
United Kingdom	249,720	—	—	249,720
United States	3,710,374	—	—	3,710,374
Short-Term Securities	212,376	—	—	212,376
Total:	5,458,401	238,927	—	5,697,328

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period

See accompanying notes to financial statements.

JUNE 30, 2018	27

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $439 million to $65 billion during the 12-month period ended June 30, 2018.

The Sit Mid Cap Growth Fund’s twelve-month return was +9.42%, compared to +18.52% for the Russell MidCap® Growth Index. The Russell MidCap® Index advanced +12.33% during the period.

Mid cap stocks posted solid gains over the past year. The passage of the Tax Cuts and Jobs Act in late 2017 proved to be a significant catalyst for stocks, significantly boosting earnings and leading to improved confidence for both businesses and consumers. While trade concerns have recently dampened investor enthusiasm, we believe underlying economic momentum is strong enough to overcome tariff/ trade risks. Importantly, many mid cap companies have limited direct exposure to trade issues, especially in the technology services, finance, health technology and retail trade sectors. These groups remain among the heaviest weighted sectors in the Fund. Slow growth sectors, including communications and utilities, have minimal weightings given our preference for secular growth stocks. Regardless of sector, quality remains the overriding theme, with a particular emphasis on free cash flow generation, balance sheet strength and earnings visibility.

Although the Fund posted positive absolute returns, it lagged the Russell MidCap® Growth Index due to a combination of stock selection and sector positioning. Underperformance can mainly be attributed to stock selection in the electronic technology, producer manufacturing and health technology sectors. However, strong stock selection in both the health services and energy minerals sectors were key offsets, as was remaining underweight the consumer non-durables sector. In terms of individual stocks, the Fund’s top performers over the period included Align Technology (+228% one-year return), Arista Networks (+72%), PTC (+70%), Aspen Technology (+68%) and TJX Companies (+32%). Conversely, the Firm’s positions in health technology (Allergan plc, Celgene Corp., and DexCom) as well as Alaska Air Group and Macom Technology Solutions Holdings contributed to lagging relative performance over the period.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

We believe valuations for holdings within the Fund are attractive relative to both near- and longer-term growth prospects, and that our long-term investment approach will reward our shareholders over time.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information in this page is unaudited.

28	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2018

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
One Year	9.42%	18.52%	12.33%
Five Year	9.98	13.37	12.22
Ten Year	7.09	10.45	10.23
Since Inception	11.46	n/a	n/a
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/18:	$18.96 Per Share
Net Asset Value 6/30/17:	$18.06 Per Share
Total Net Assets:	$158.5 Million
Weighted Average Market Cap:	$25.5 Billion

TOP 10 HOLDINGS

  1. TJX Cos., Inc.

  2. Arista Networks, Inc.

  3. Broadcom, Inc.

  4. Waste Connections, Inc.

  5. Booking Holdings, Inc.

  6. PTC, Inc.

  7. Skyworks Solutions, Inc.

  8. Ecolab, Inc.

  9. Ulta Beauty, Inc.

10. Applied Materials, Inc.

Based on total net assets as of June 30, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2018. Subject to change.

Information in this page is unaudited.

JUNE 30, 2018	29

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit Mid Cap Growth Fund

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 96.4%
Commercial Services - 2.2%
Booz Allen Hamilton Holding Corp.	48,200	2,107,786
Brink’s Co.	16,500	1,315,875

		3,423,661
Communications - 1.3%
CenturyLink, Inc.	56,400	1,051,296
SBA Communications Corp. *	5,800	957,696

		2,008,992
Consumer Durables - 1.8%
Electronic Arts, Inc. *	20,000	2,820,400
Consumer Non-Durables - 2.8%
Coca-Cola European Partners, PLC	40,700	1,654,048
Pinnacle Foods, Inc.	42,000	2,732,520

		4,386,568
Consumer Services - 5.1%
Cinemark Holdings, Inc.	24,100	845,428
Dunkin’ Brands Group, Inc.	31,700	2,189,519
Marriott International, Inc.	17,732	2,244,871
Nexstar Media Group, Inc.	11,600	851,440
Service Corp. International	55,500	1,986,345

		8,117,603
Electronic Technology - 12.7%
Advanced Micro Devices, Inc. *	73,400	1,100,266
Applied Materials, Inc.	75,700	3,496,583
Arista Networks, Inc. *	19,100	4,918,059
Broadcom, Inc.	18,000	4,367,520
Cabot Microelectronics Corp.	3,700	397,972
Ciena Corp. *	37,900	1,004,729
NVIDIA Corp.	5,100	1,208,190
Skyworks Solutions, Inc.	38,300	3,701,695

		20,195,014
Energy Minerals - 1.7%
Marathon Petroleum Corp.	39,010	2,736,941
Finance - 10.2%
Affiliated Managers Group, Inc.	11,400	1,694,838
Ameriprise Financial, Inc.	7,800	1,091,064
Arthur J Gallagher & Co.	18,900	1,233,792
Carlyle Group LP	56,100	1,194,930
First Republic Bank	25,800	2,497,182
Intercontinental Exchange, Inc.	28,500	2,096,175
Legg Mason, Inc.	53,000	1,840,690
SVB Financial Group *	8,800	2,541,088
T Rowe Price Group, Inc.	7,800	905,502
Western Alliance Bancorp *	20,600	1,166,166

		16,261,427

Name of Issuer	Quantity	Fair Value ($)
Health Services - 2.8%
Centene Corp. *	23,000	2,833,830
Encompass Health Corp.	24,100	1,632,052

		4,465,882
Health Technology - 7.8%
ABIOMED, Inc. *	900	368,145
Alexion Pharmaceuticals, Inc. *	7,900	980,785
Align Technology, Inc. *	8,900	3,045,046
Edwards Lifesciences Corp. *	11,400	1,659,498
Exact Sciences Corp. *	6,500	388,635
Jazz Pharmaceuticals, PLC *	5,700	982,110
Neurocrine Biosciences, Inc. *	9,950	977,488
Thermo Fisher Scientific, Inc.	15,250	3,158,885
West Pharmaceutical Services, Inc.	8,300	824,107

		12,384,699
Industrial Services - 3.5%
Jacobs Engineering Group, Inc.	19,100	1,212,659
Waste Connections, Inc.	57,150	4,302,252

		5,514,911
Process Industries - 4.6%
Ecolab, Inc.	26,000	3,648,580
International Paper Co.	25,100	1,307,208
Scotts Miracle-Gro Co.	27,600	2,295,216

		7,251,004
Producer Manufacturing - 8.5%
AMETEK, Inc.	24,000	1,731,840
Anixter International, Inc. *	25,586	1,619,594
Carlisle Cos., Inc.	17,700	1,917,087
Hubbell, Inc.	16,000	1,691,840
Ingersoll-Rand, PLC	31,700	2,844,441
Parker-Hannifin Corp.	14,600	2,275,410
Rockwell Automation, Inc.	8,000	1,329,840

		13,410,052
Retail Trade - 6.3%
Camping World Holdings, Inc.	53,300	1,331,434
TJX Cos., Inc.	52,100	4,958,878
Ulta Beauty, Inc. *	15,600	3,641,976

		9,932,288
Technology Services - 21.0%
ANSYS, Inc. *	15,700	2,734,626
Aspen Technology, Inc. *	26,000	2,411,240
Atlassian Corp., PLC *	26,800	1,675,536
Autodesk, Inc. *	17,900	2,346,511
Booking Holdings, Inc. *	1,900	3,851,471
Cognizant Technology Solutions Corp.	32,800	2,590,872
Euronet Worldwide, Inc. *	31,275	2,619,907
GoDaddy, Inc. *	14,600	1,030,760
Guidewire Software, Inc. *	19,300	1,713,454

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
HubSpot, Inc. *	3,800	476,520
LogMeIn, Inc.	9,100	939,575
PTC, Inc. *	39,600	3,714,876
Qualys, Inc. *	10,300	868,290
Red Hat, Inc. *	2,900	389,673
Splunk, Inc. *	25,200	2,497,572
Talend SA, ADR *	8,200	510,696
Ultimate Software Group, Inc. *	11,200	2,881,872

		33,253,451
Transportation - 3.0%
Alaska Air Group, Inc.	26,400	1,594,296
Golar LNG, Ltd.	38,200	1,125,372
XPO Logistics, Inc. *	20,900	2,093,762

		4,813,430

Name of Issuer	Quantity	Fair Value ($)

Utilities - 1.1%
WEC Energy Group, Inc.	27,800	1,797,270

Total Common Stocks (cost: $83,388,264)		152,773,593

Short-Term Securities - 4.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.77%	6,296,312	6,296,312
(cost: $6,296,312)
Total Investments in Securities - 100.4% (cost: $89,684,576)		159,069,905
Other Assets and Liabilities, net - (0.4%)		(569,301)

Total Net Assets - 100.0%		$158,500,604

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depository Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	152,773,593	—	—	152,773,593
Short-Term Securities	6,296,312	—	—	6,296,312

Total:	159,069,905	—	—	159,069,905

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2018	31

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($17.0 billion as of June 30, 2018). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

The Sit Small Cap Dividend Growth Fund Class I posted a +8.00% return over the last past twelve months, compared to the +17.57% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.92% as of 6/30/18, compared to 1.30% for the Russell 2000® Index.

Small capitalization stocks posted strong gains over the past twelve months, as investor sentiment was boosted by higher corporate earnings and corporate tax reform. While trade tensions and rising interest rates present risks to the strong growth backdrop, we believe the U.S. economy has significant momentum and pro-growth fiscal policy is still working its way through the economy. With this mind, we believe the two heavily weighted sectors within the Fund will continue to benefit from policy changes. The financial sector, which is the heaviest-weighted group in the Fund, benefits significantly from lower tax rates and the potential for faster growth as the economy improves. The Fund also continues to have a large weighting in the producer manufacturing sector. We believe manufacturing companies will continue to see growth, due to a combination of improved business confidence, investment incentives within the new tax law, and higher energy prices (a key end market for many industrial companies). Regardless of sector, we remain focused on quality, with management teams committed to growing dividends over the longer term. We are encouraged by the significant dividend boosts for companies held in the Fund, as 70 out of 93 companies increased their dividend in the past twelve months, with an average increase of +7%.

The Fund lagged the Russell 2000® Index over the past year, for three key reasons. The most significant factor was due to the dramatic outperformance of non-dividend-paying stocks compared to dividend payers over the period. Specifically, we estimate that non-dividend payers within the Russell 2000® Index rose over +23% during the period, while dividend paying stocks increased under +12%. The second factor was stock selection in several sectors, including consumer durables, technology services, retail trade and consumer non-durables. Third, the Fund’s relatively high average cash

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

balance served to dilute returns in the strong market return backdrop. On a positive note, the Fund’s performance was helped by strong stock selection in the electronic technology sector.

We believe the Fund offers an attractive option for investors to gain exposure to small cap stocks in a relatively conservative manner. Although the Fund struggled to keep up with surging small cap indices over the past year, we strongly believe in the long-term merits of this strategy.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.

32	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2018

	Sit Small Cap Dividend Growth Fund		Russell 2000® Index [1]
	Class I	Class S
One Year	8.00%	7.74%	17.57%
Since Inception (3/31/15)	7.56	7.29	10.21

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/18:	$12.27	Per Share
Net Asset Value 6/30/17:	$11.47	Per Share
Total Net Assets:	$14.6	Million

Class S:
Net Asset Value 6/30/18:	$12.26	Per Share
Net Asset Value 6/30/17:	$11.46	Per Share
Total Net Assets:	$3.9	Million

Weighted Average Market Cap:	$4.2	Billion

TOP 10 HOLDINGS

  1. East West Bancorp, Inc.

  2. MKS Instruments, Inc.

  3. Provident Financial Services, Inc.

  4. Wintrust Financial Corp.

  5. Monolithic Power Systems, Inc.

  6. Pinnacle Foods, Inc.

  7. Capella Education Co.

  8. Encompass Health Corp.

  9. Orion Engineered Carbons SA

10. Booz Allen Hamilton Holding Corp.

Based on total net assets as of June 30, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2018. Subject to change.

Information on this page is unaudited.

JUNE 30, 2018	33

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit Small Cap Dividend Growth Fund

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 92.5%
Commercial Services - 4.7%
Booz Allen Hamilton Holding Corp.	6,575	287,525
Brink’s Co.	2,350	187,412
Deluxe Corp.	3,350	221,804
Herman Miller, Inc.	4,925	166,958

		863,699
Communications - 1.1%
Shenandoah Telecommunications Co.	6,000	196,200
Consumer Durables - 4.6%
Acushnet Holdings Corp.	1,900	46,474
Ethan Allen Interiors, Inc.	6,600	161,700
National Presto Industries, Inc.	1,350	167,400
Snap-On, Inc.	800	128,576
Thor Industries, Inc.	2,300	223,997
Toro Co.	1,925	115,981

		844,128
Consumer Non-Durables - 4.0%
Carter’s, Inc.	900	97,551
Fresh Del Monte Produce, Inc.	2,800	124,740
Pinnacle Foods, Inc.	4,750	309,035
Sensient Technologies Corp.	2,800	200,340

		731,666
Consumer Services - 7.0%
Capella Education Co.	3,075	303,502
Dunkin’ Brands Group, Inc.	3,625	250,379
Nexstar Media Group, Inc.	3,350	245,890
Service Corp. International	6,250	223,688
Vail Resorts, Inc.	1,025	281,045

		1,304,504
Electronic Technology - 5.7%
Cabot Microelectronics Corp.	400	43,024
MKS Instruments, Inc.	4,600	440,220
Monolithic Power Systems, Inc.	2,575	344,200
Power Integrations, Inc.	3,150	230,108

		1,057,552
Energy Minerals - 1.6%
Delek US Holdings, Inc.	1,850	92,814
Vermilion Energy, Inc.	5,625	202,556

		295,370
Finance - 23.5%
American Equity Investment Life Holding Co.	2,850	102,600
Axis Capital Holdings, Ltd.	2,750	152,955
Carlyle Group LP	6,225	132,592
Columbia Banking System, Inc.	3,850	157,465
East West Bancorp, Inc.	6,900	449,880
Evercore Partners, Inc.	2,375	250,444
Farmland Partners, Inc.	13,275	116,820

Name of Issuer	Quantity	Fair Value ($)
Great Western Bancorp, Inc.	4,400	184,756
Hanover Insurance Group, Inc.	825	98,637
Hercules Capital, Inc.	9,600	121,440
Janus Henderson Group, PLC	3,678	113,025
Kingstone Cos, Inc.	7,600	128,440
Legg Mason, Inc.	7,600	263,948
Old National Bancorp	7,850	146,010
PacWest Bancorp	5,325	263,162
People’s United Financial, Inc.	13,625	246,476
Physicians Realty Trust	6,400	102,016
Piper Jaffray Cos	2,875	220,944
Provident Financial Services, Inc.	15,000	412,950
QTS Realty Trust, Inc.	2,600	102,700
Stifel Financial Corp.	1,700	88,825
STORE Capital Corp.	5,200	142,480
Wintrust Financial Corp.	4,000	348,200

		4,346,765
Health Services - 2.4%
Encompass Health Corp.	4,350	294,582
Healthcare Services Group, Inc.	3,625	156,564

		451,146
Health Technology - 6.0%
Mesa Laboratories, Inc.	1,350	284,958
PerkinElmer, Inc.	1,675	122,660
Phibro Animal Health Corp.	5,700	262,485
STERIS, PLC	1,900	199,519
Teleflex, Inc.	525	140,810
West Pharmaceutical Services, Inc.	950	94,326

		1,104,758
Industrial Services - 1.8%
EMCOR Group, Inc.	1,900	144,742
KBR, Inc.	10,775	193,088

		337,830
Non-Energy Minerals - 1.0%
Commercial Metals Co.	3,950	83,384
PotlatchDeltic Corp.	2,000	101,700

		185,084
Process Industries - 8.8%
Apogee Enterprises, Inc.	4,325	208,335
Avery Dennison Corp.	1,900	193,990
Domtar Corp.	3,575	170,670
Huntsman Corp.	4,650	135,780
Ingredion, Inc.	1,375	152,212
Neenah, Inc.	1,550	131,518
Orion Engineered Carbons SA	9,475	292,304
Rayonier Advanced Materials, Inc.	5,100	87,159
Scotts Miracle-Gro Co.	3,025	251,559

		1,623,527

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Producer Manufacturing - 10.5%
Anixter International, Inc. *	1,900	120,270
Applied Industrial Technologies, Inc.	3,850	270,077
Carlisle Cos, Inc.	1,700	184,127
Crane Co.	2,100	168,273
Hubbell, Inc.	1,850	195,619
Lincoln Electric Holdings, Inc.	1,725	151,386
MSA Safety, Inc.	2,700	260,118
MTS Systems Corp.	3,225	169,796
Oshkosh Corp.	3,600	253,152
Watsco, Inc.	900	160,452

		1,933,270

Retail Trade - 1.8%
Camping World Holdings, Inc.	7,700	192,346
Casey’s General Stores, Inc.	1,350	141,858

		334,204

Technology Services - 3.1%
Blackbaud, Inc.	2,150	220,267
LogMeIn, Inc.	2,000	206,500
ManTech International Corp.	2,700	144,828

		571,595

Name of Issuer	Quantity	Fair Value ($)
Transportation - 1.7%
Golar LNG, Ltd.	6,375	187,808
Knight-Swift Transportation Holdings, Inc.	3,375	128,959

		316,767

Utilities - 3.2%
Black Hills Corp.	2,000	122,420
Connecticut Water Service, Inc.	1,550	101,246
Covanta Holding Corp.	6,300	103,950
New Jersey Resources Corp.	3,775	168,931
Spire, Inc.	1,375	97,144

		593,691

Total Common Stocks (cost: $14,087,432)		17,091,756
Investment Companies - 0.7%
Tortoise Energy Infrastructure Corp.	4,800	128,112
(cost: $157,933)
Short-Term Securities - 6.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.77%	1,277,800	1,277,800
(cost: $1,277,800)
Total Investments in Securities - 100.1% (cost: $15,523,165)		18,497,668
Other Assets and Liabilities, net - (0.1%)		(18,486)

Total Net Assets - 100.0%		$18,479,182

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	17,091,756	—	—	17,091,756
Investment Companies	128,112	—	—	128,112
Short-Term Securities	1,277,800	—	—	1,277,800
Total:	18,497,668	—	—	18,497,668

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2018	35

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($17.0 billion as of June 30, 2018).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund’s return was +12.68% over the past twelve months. This compares to the return to the +21.86% for the Russell 2000® Growth Index and the +17.57% gain for the Russell 2000® Index.

Small stocks surged over the past year due to a combination of pro-growth fiscal policies (particularly tax reform) and a related, strong uptick in corporate earnings growth. While fears of a trade war have rattled markets over the last few months, it is important to note that small capitalization companies generally have less exposure to international trade relative to larger firms. In addition, smaller companies tend to have a greater proportion of sales within the U.S., making them relatively immune to the strengthening U.S. dollar. Improving business confidence has led to acceleration in capital spending over the last several quarters, and we believe this will continue to benefit heavily-weighted sectors within the Fund, including technology services, electronic technology and producer manufacturing. The health technology sector also remains attractive, as innovation and demographic trends are creating a strong demand environment for many well-positioned companies. Given our growth emphasis, the Fund has only modest exposure to slower growth groups, such as utilities, energy minerals and consumer durables.

The Fund’s underperformance relative to the Russell 2000® Index can largely be attributed to stock selection in the health services, retail trade, consumer services and producer manufacturing sectors. Positions that detracted from returns within these sectors included Ulta Beauty, Patterson Cos., Acadia Healthcare Co., Anixter International, Cinemark Holdings and First Republic Bank. On the positive side, stock selection in the electronic technology and health technology groups aided relative returns. The underweight of the non-energy minerals sector also contributed to positive relative performance. Top performers across the portfolio over the period include Sarepta Therapeutics,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Align Technology, Arista Networks and Take-Two Interactive Software.

Our research staff remains highly focused on identifying companies that will deliver consistent long-term earnings growth. We continue to appreciate shareholders’ continued interest in the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.

36	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2018

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
One Year	12.68%	21.86%	17.57%
Five Year	8.80	13.65	12.46
Ten Year	7.39	11.24	10.60
Since Inception (7/1/94)	10.21	8.57	9.79

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/18:	$57.18 Per Share
Net Asset Value 6/30/17:	$54.18 Per Share
Total Net Assets:	$100.0 Million
Weighted Average Market Cap:	$7.6 Billion

TOP 10 HOLDINGS

  1. Arista Networks, Inc.

  2. Take-Two Interactive Software, Inc.

  3. Skyworks Solutions, Inc.

  4. Waste Connections, Inc.

  5. SVB Financial Group

  6. PTC, Inc.

  7. Vail Resorts, Inc.

  8. Paycom Software, Inc.

  9. Sarepta Therapeutics, Inc.

10. Booz Allen Hamilton Holding Corp.

Based on total net assets as of June 30, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2018. Subject to change.

Information on this page is unaudited.

JUNE 30, 2018	37

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit Small Cap Growth Fund

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 95.0%
Commercial Services - 4.8%
ASGN, Inc. *	21,250	1,661,537
Booz Allen Hamilton Holding Corp.	40,100	1,753,573
Brink’s Co.	9,900	789,525
Deluxe Corp.	8,800	582,648

		4,787,283

Communications - 1.0%
SBA Communications Corp. *	2,700	445,824
Shenandoah Telecommunications Co.	16,100	526,470

		972,294

Consumer Durables - 5.9%
Acushnet Holdings Corp.	10,300	251,938
Century Communities, Inc. *	23,500	741,425
Ethan Allen Interiors, Inc.	22,600	553,700
Snap-On, Inc.	5,200	835,744
Take-Two Interactive Software, Inc. *	20,300	2,402,708
Thor Industries, Inc.	11,200	1,090,768

		5,876,283

Consumer Non-Durables - 1.6%
Pinnacle Foods, Inc.	25,400	1,652,524

Consumer Services - 8.3%
Adtalem Global Education, Inc. *	12,725	612,072
Capella Education Co.	7,775	767,392
Cinemark Holdings, Inc.	25,200	884,016
Dunkin’ Brands Group, Inc.	19,700	1,360,679
Grand Canyon Education, Inc. *	7,500	837,075
Nexstar Media Group, Inc.	13,775	1,011,085
Service Corp. International	28,600	1,023,594
Vail Resorts, Inc.	6,600	1,809,654

		8,305,567

Electronic Technology - 8.4%
Ambarella, Inc. *	5,600	216,216
Arista Networks, Inc. *	9,600	2,471,904
Cabot Microelectronics Corp.	1,900	204,364
Ciena Corp. *	27,000	715,770
MKS Instruments, Inc.	15,750	1,507,275
Monolithic Power Systems, Inc.	9,200	1,229,764
Skyworks Solutions, Inc.	21,900	2,116,635

		8,461,928

Energy Minerals - 1.0%
Andeavor	7,331	961,681

Finance - 7.3%
Affiliated Managers Group, Inc.	6,100	906,887
East West Bancorp, Inc.	10,100	658,520
First Republic Bank	16,600	1,606,714

Name of Issuer	Quantity	Fair Value ($)
Legg Mason, Inc.	31,800	1,104,414
PacWest Bancorp	23,600	1,166,312
SVB Financial Group *	6,400	1,848,064

		7,290,911

Health Services - 1.9%
Encompass Health Corp.	14,600	988,712
Healthcare Services Group, Inc.	21,690	936,791

		1,925,503

Health Technology - 15.0%
Alexion Pharmaceuticals, Inc. *	4,500	558,675
Align Technology, Inc. *	4,650	1,590,951
Bio-Techne Corp.	5,400	798,930
Catalent, Inc. *	12,350	517,342
Corcept Therapeutics, Inc. *	68,100	1,070,532
Exact Sciences Corp. *	18,900	1,130,031
Ionis Pharmaceuticals, Inc. *	9,725	405,241
iRhythm Technologies, Inc. *	8,000	649,040
K2M Group Holdings, Inc. *	65,600	1,476,000
Kindred Biosciences, Inc. *	49,775	530,104
PerkinElmer, Inc.	8,400	615,132
Phibro Animal Health Corp.	23,000	1,059,150
Sarepta Therapeutics, Inc. *	13,400	1,771,212
STERIS, PLC	10,200	1,071,102
Supernus Pharmaceuticals, Inc. *	12,200	730,170
T2 Biosystems, Inc. *	64,300	497,682
West Pharmaceutical Services, Inc.	5,000	496,450

		14,967,744

Industrial Services - 5.3%
Advanced Disposal Services, Inc. *	40,200	996,156
EMCOR Group, Inc.	18,700	1,424,566
KBR, Inc.	43,500	779,520
Waste Connections, Inc.	27,400	2,062,672

		5,262,914

Process Industries - 3.7%
Apogee Enterprises, Inc.	22,100	1,064,557
Domtar Corp.	15,800	754,292
Rayonier Advanced Materials, Inc.	27,800	475,102
Scotts Miracle-Gro Co.	16,800	1,397,088

		3,691,039

Producer Manufacturing - 9.2%
Anixter International, Inc. *	15,300	968,490
Applied Industrial Technologies, Inc.	12,115	849,867
Crane Co.	13,600	1,089,768
Hubbell, Inc.	10,000	1,057,400
IDEX Corp.	8,100	1,105,488
Lincoln Electric Holdings, Inc.	9,600	842,496
MSA Safety, Inc.	12,700	1,223,518

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
MTS Systems Corp.	7,900	415,935
Oshkosh Corp.	13,800	970,416
Watsco, Inc.	4,000	713,120

		9,236,498
Retail Trade - 2.6%
Camping World Holdings, Inc.	38,250	955,485
Casey’s General Stores, Inc.	4,300	451,844
Ulta Beauty, Inc. *	5,275	1,231,502

		2,638,831
Technology Services - 15.3%
ANSYS, Inc. *	5,800	1,010,244
Aspen Technology, Inc. *	18,900	1,752,786
Blackbaud, Inc.	12,000	1,229,400
Euronet Worldwide, Inc. *	18,300	1,532,991
GoDaddy, Inc. *	12,550	886,030
Guidewire Software, Inc. *	11,700	1,038,726
HubSpot, Inc. *	8,000	1,003,200
LogMeIn, Inc.	4,800	495,600
Paycom Software, Inc. *	18,300	1,808,589
PTC, Inc. *	19,300	1,810,533
Qualys, Inc. *	6,650	560,595
Talend SA, ADR *	6,900	429,732
Ultimate Software Group, Inc. *	6,675	1,717,544

		15,275,970

Name of Issuer	Quantity	Fair Value ($)
Transportation - 2.8%
Alaska Air Group, Inc.	11,500	694,485
Atlas Air Worldwide Holdings, Inc. *	11,500	824,550
Golar LNG, Ltd.	23,700	698,202
Knight-Swift Transportation Holdings, Inc.	14,800	565,508

		2,782,745
Utilities - 0.9%
Fortis, Inc.	12,107	385,971
Spire, Inc.	7,525	531,641

		917,612

Total Common Stocks (cost: $60,145,141)		95,007,327

Short-Term Securities - 5.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.77%	4,987,415	4,987,415
(cost: $4,987,415)
Total Investments in Securities - 100.0% (cost: $65,132,556)		99,994,742
Other Assets and Liabilities, net - 0.0%		43,485

Total Net Assets - 100.0%		$100,038,227

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	95,007,327	—	—	95,007,327
Short-Term Securities	4,987,415	—	—	4,987,415

Total:	99,994,742	—	—	99,994,742

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2018	39

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

For the twelve-month period ended June 30, 2018, the Sit International Growth Fund generated a return of +4.06% versus the MSCI EAFE Index return of +6.84%. While sector allocation and currency changes contributed positively to the portfolio’s return, stock selection detracted from relative performance in the first half of the fiscal year. Notably, subpar stock selection in the consumer discretionary and consumer staples sectors offset positive stock selection in the industrials and technology sectors. However, portfolio returns have generally kept pace with those of the benchmark over the last six-month period.

In terms of the outlook, economic momentum in the Euro Area has moderated somewhat from the brisk pace of late 2017. Nonetheless, macro indicators continue to imply respectable growth prospects for the region. The manufacturing PMI, a key leading indicator, has decelerated from historically high levels as a strengthening euro has weighed on exports. Increased trade tensions and policy uncertainty have also negatively affected business conditions recently. Promisingly, consumers remain in solid shape, with confidence growing, unemployment decreasing, and wages rising. As for the UK, business activity has slowed modestly due to many of the same reasons highlighted above. However, the outlook for consumer spending is a bit more dubious as household balance sheets appear stretched.

Within the Far East, we remain negative on Japan’s long-term outlook. Five years of Prime Minister Abe’s “three arrows” pro-growth fiscal policies have had limited success in lifting demand and it is unclear if new initiatives can change the economy’s trajectory. In addition, recent actions by the Bank of Japan, including continued warnings of potential adverse policy effects and tapering government debt purchases to more sustainable levels, suggest it has exhausted its monetary policy options. China’s economy also continues to lose some momentum due to tighter credit conditions and escalating trade tensions. However, the government has begun to moderate deleveraging efforts and we would expect additional fiscal stimulus if policymakers foresee greater-than-expected downside risks. As a result, we currently maintain our forecast that China’s real GDP growth will moderate to +6.5% in 2018 from +6.9% in 2017.

We maintain an overweight position in Europe as valuation and investment opportunities remain attractive. With exports accounting for nearly 50% of GDP, the Euro Area is sensitive to growing global trade tensions. Therefore, we believe

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

it is prudent to remain diversified and focused on high-quality growth stocks that have secular and/or niche growth drivers. We also maintain an overweight position in Asia (ex. Japan), but are incrementally cautious on China. Although earnings momentum remains positive for MSCI China and valuation remains inexpensive, challenges include macroeconomic uncertainty amid rising trade tensions, monetary tightening by the U.S. Federal Reserve, and an appreciating U.S. dollar. We are sticking with our “New China” investment strategy and continue to favor names with solid earnings growth and strong balance sheets. Finally, based on our cautious stance on Japan’s growth outlook and its limited options to spur improvement, we continue to underweight Japanese equities. Where we do have exposure, we prefer a mix of overseas-exposed names and defensive consumption stocks.

Roger J. Sit         Tasha M. Murdoff

Portfolio Managers

Information on this page is unaudited.

40	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2018

	Sit International Growth Fund	MSCI EAFE Index [1]	MSCI EAFE Growth Index [2]

One Year	4.06%	6.84%	9.41%
Five Year	4.44	6.44	7.43
Ten Year	1.20	2.84	3.45
Since Inception (11/1/91)	3.99	5.41	4.55

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

2 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented stocks of developed markets excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Index
Europe	66.0%	61.2%
Asia	21.7	38.3
North America	9.4	—
Africa/Middle East	—	0.5
Cash & Other Net Assets	2.9	—

Based on total net assets as of June 30, 2018. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/18:	$16.75 Per Share
Net Asset Value 6/30/17:	$16.23 Per Share
Total Net Assets:	$23.9 Million
Weighted Average Market Cap:	$84.0 Billion

TOP 10 HOLDINGS

1. Nestle SA

2. Royal Dutch Shell PLC, ADR

3. Tencent Holdings, Ltd.

4. Suzuki Motor Corp.

5. Suncor Energy, Inc.

6. Safran SA

7. ING Groep NV

8. Allianz SE

9. LyondellBasell Industries NV

10. Industria de Diseno Textil SA

Based on total net assets as of June 30, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2018. Subject to change.

Information on this page is unaudited.

JUNE 30, 2018	41

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit International Growth Fund

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 95.9%
Asia - 20.5%
Australia - 1.9%
Amcor, Ltd.	12,100	128,922
Rio Tinto, PLC, ADR	2,500	138,700
Westpac Banking Corp., ADR	8,300	179,944

		447,566
China/Hong Kong - 8.3%
AIA Group, Ltd.	32,200	280,507
Alibaba Group Holding, Ltd., ADR *	2,350	435,996
Baidu, Inc., ADR *	500	121,500
HSBC Holdings, PLC, ADR	7,025	331,159
Ping An Insurance Group Co. of China, Ltd.	22,500	206,048
Tencent Holdings, Ltd.	10,900	547,348
WH Group, Ltd.	70,500	57,048

		1,979,606
Japan - 7.8%
Keyence Corp.	600	338,409
Makita Corp.	6,700	299,711
Mitsubishi UFJ Financial Group, Inc., ADR	43,000	242,950
Nintendo Co., Ltd.	800	261,143
Secom Co., Ltd.	2,300	176,373
Suzuki Motor Corp.	9,900	545,570

		1,864,156
Singapore - 1.3%
DBS Group Holdings, Ltd.	15,600	303,374
South Korea - 1.2%
Samsung Electronics Co., Ltd., GDR	285	295,592
Europe - 66.0%
Belgium - 1.2%
Anheuser-Busch InBev NV, ADR	2,870	289,181
Denmark - 0.8%
Danske Bank A/S	5,900	183,808
France - 10.0%
AXA SA	11,750	287,097
BNP Paribas SA	5,720	353,822
Dassault Systemes SA	3,225	451,319
DBV Technologies SA *	1,950	75,099
Safran SA	4,400	532,862
Schneider Electric SE	5,000	415,834
Unibail-Rodamco-Westfield	1,265	278,539

		2,394,572
Germany - 8.9%
adidas AG	1,630	354,880
Allianz SE	2,400	494,532
Aurelius SE & Co.	4,160	246,224
Bayer AG	4,347	477,404

Name of Issuer	Quantity	Fair Value ($)
Deutsche Post AG	5,400	175,448
Siemens AG	2,900	382,092

		2,130,580
Ireland - 1.1%
CRH, PLC, ADR	7,400	261,590

Netherlands - 9.7%
ASML Holding NV	1,700	336,549
Galapagos NV *	3,300	303,922
ING Groep NV	34,900	500,973
Koninklijke Philips NV	6,500	274,755
LyondellBasell Industries NV	4,400	483,340
RELX NV	20,100	427,303

		2,326,842
Spain - 3.8%
Iberdrola SA	54,200	417,978
Industria de Diseno Textil SA	14,150	481,866

		899,844
Sweden - 1.9%
Hexagon AB	5,200	288,949
Nordea Bank AB	17,000	163,074

		452,023
Switzerland - 6.9%
Interroll Holding AG	120	210,501
Nestle SA	8,200	635,507
Novartis AG	4,650	352,242
Roche Holding AG	1,470	326,132
Zurich Insurance Group AG	380	112,377

		1,636,759
United Kingdom - 21.7%
Ashtead Group, PLC	9,600	285,881
ASOS, PLC *	4,275	342,910
Atlassian Corp., PLC *	4,450	278,214
Babcock International Group, PLC	25,300	271,835
BAE Systems, PLC	37,500	319,024
British American Tobacco, PLC	5,930	298,714
Carnival Corp.	3,700	212,047
Cineworld Group, PLC	99,500	347,287
Coca-Cola European Partners, PLC	5,400	219,456
Diageo, PLC, ADR	3,075	442,831
DS Smith, PLC	50,600	346,694
Just Eat, PLC *	18,501	189,716
Prudential, PLC	12,200	278,115
Reckitt Benckiser Group, PLC	5,800	476,556
Royal Dutch Shell, PLC, ADR - Class A	4,500	311,535
Royal Dutch Shell, PLC, ADR - Class B	3,700	268,805
STERIS, PLC	2,700	283,527

		5,173,147

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
North America - 9.4%
Canada - 5.9%
Alimentation Couche-Tard, Inc.	3,700	160,733
Suncor Energy, Inc.	13,100	532,908
TransCanada Corp.	6,900	298,080
Waste Connections, Inc.	5,450	410,276

		1,401,997
United States - 3.5%
Booking Holdings, Inc. *	100	202,709
Broadcom, Inc.	1,350	327,564
Euronet Worldwide, Inc. *	3,725	312,043

		842,316
Total Common Stocks (cost: $19,068,503)		22,882,953

Investment Companies - 1.2%
iShares MSCI India ETF	8,700	289,623

(cost: $258,887)
Short-Term Securities - 2.5%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.77% (cost: $604,821)	604,821	604,821

Total Investments in Securities - 99.6% (cost: $19,932,211)		23,777,397
Other Assets and Liabilities, net - 0.4%		97,745

Total Net Assets - 100.0%		$23,875,142

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

JUNE 30, 2018	43

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	318,644	128,922	—	447,566
Belgium	289,181	—	—	289,181
Canada	1,401,997	—	—	1,401,997
China/Hong Kong	888,655	1,090,951	—	1,979,606
Denmark	—	183,808	—	183,808
France	278,539	2,116,033	—	2,394,572
Germany	—	2,130,580	—	2,130,580
Ireland	261,590	—	—	261,590
Japan	242,950	1,621,206	—	1,864,156
Netherlands	1,094,644	1,232,198	—	2,326,842
Singapore	—	303,374	—	303,374
South Korea	—	295,592	—	295,592
Spain	—	899,844	—	899,844
Sweden	—	452,023	—	452,023
Switzerland	—	1,636,759	—	1,636,759
United Kingdom	2,016,415	3,156,732	—	5,173,147
United States	842,316	—	—	842,316
Investment Companies	289,623	—	—	289,623
Short-Term Securities	604,821	—	—	604,821
Total:	8,529,375	15,248,022	—	23,777,397

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2018	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund returned +14.94% versus the MSCI Emerging Markets Index’s +5.81% for the twelve-month period ended June 30, 2018. Stock selection and country allocation contributed to the outperformance. The pharmaceuticals biotechnology (CSPC Pharmaceutical, Medy-Tox), consumer services (TAL Education), and energy (GeoPark) sectors helped contribute to relative outperformance. Conversely, the sectors of automobiles & components (Tata Motors, Kordsa, PT Astra), health care (Qualicorp), and consumer durables (Tupperware) hurt performance. Stock selection in China, Chile, and South Africa were positive to returns. However, stock selection was a detractor in Brazil and the United States.

Emerging market economies were impacted by escalating trade tensions, stronger U.S. dollar, rising U.S. interest rates, and higher oil prices. We expect these concerns will keep the markets volatile. Moreover, China is easing policy amid signs of weaker economic growth (industrial production, fixed asset investment, retail sales) and there is increasing risk of a trade war. We forecast that China’s real GDP growth will moderate to +6.5% in 2018 from +6.9% in 2017. While a trade deal remains our base case, the prospect of U.S.-China trade conflict has risen sharply post President Trump’s recent proposal for a +10% tariff on $200 billion in Chinese imports. In India, their economy is recovering, but higher inflation is a key risk. For South Korea, their economic growth has been driven by manufacturing, construction, services, and exports. In Latin America, Brazil’s economy is recovering more slowly than expected; and in Mexico, leftist candidate Andres Manuel Lopez Obrador won the presidency by a landslide and obtained a majority in both houses of Congress, giving him a stronger political mandate to push forward his agenda.

We remain cautiously optimistic on emerging market equities in light of the key headwinds of trade tensions, stronger U.S. dollar, rising U.S. interest rates, and China’s macroeconomic uncertainty. In China, we are maintaining an overweight position as earnings momentum remains positive and valuation remains inexpensive. We are sticking with our “New China” investment strategy and continue to favor names with solid earnings growth and strong balance sheets. We

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

are positive on the technology, healthcare, consumer retail/services, and consumer staples given secular growth drivers and strong fundamentals.

We remain underweight Brazil and Mexico. Brazil’s truckers’ strike refocused the problems of political corruption and slower economic recovery. We are still positive on the secular recovery of the consumer because of higher real wages and low interest rates. In Mexico, we are defensive because of risks related to uncertainty over the North American Free Trade Agreement and new president. In both Brazil and Mexico, we continue to look for quality growth stocks with sales and earnings growth, healthy balance sheets, and dominant market positions to add to portfolios.

Roger J. Sit         Raymond E. Sit

Portfolio Manager

Information on this page is unaudited

46	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of June 30, 2018

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]
One Year	14.94%	5.81%	10.40%
Five Year	5.00	2.61	5.43
Ten Year	0.55	-0.16	1.40
Since Inception (7/1/94)	4.43	3.40	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	74.1%	74.9%
Africa/Middle East	11.7	8.1
Latin America	7.6	10.8
North America	2.1	—
Europe	—	6.2
Cash & Other Net Assets	4.5	—

Based on total net assets as of June 30, 2018. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/18:	$17.25 Per Share
Net Asset Value 6/30/17:	$15.23 Per Share
Total Net Assets:	$11.0 Million
Weighted Average Market Cap:	$101 Billion

TOP 10 HOLDINGS

1. Alibaba Group Holding, Ltd., ADR

2. Tencent Holdings, Ltd.

3. Samsung Electronics Co., Ltd.

4. TAL Education Group, ADR

5. Naspers, Ltd.

6. iShares MSCI India ETF

7. CSPC Pharmaceutical Group, Ltd.

8. NICE Systems, Ltd., ADR

9. Geopark, Ltd.

10. China Construction Bank Corp.

Based on total net assets as of June 30, 2018. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2018. Subject to change.

Information on this page is unaudited.

JUNE 30, 2018	47

SCHEDULE OF INVESTMENTS

June 30, 2018

Sit Developing Markets Growth Fund

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 92.1%
Africa/Middle East - 11.7%
Israel - 3.2%
NICE Systems, Ltd., ADR *	3,350	347,630
South Africa - 8.5%
Bid Corp., Ltd.	13,200	264,317
Bidvest Group, Ltd.	5,525	79,118
Naspers, Ltd.	1,635	412,255
Sasol, Ltd., ADR	5,000	182,700

		938,390
Asia - 70.7%
Australia - 1.2%
Rio Tinto, PLC, ADR	2,475	137,313
China/Hong Kong - 40.4%
AIA Group, Ltd.	21,400	186,424
Alibaba Group Holding, Ltd., ADR *	3,150	584,420
Baidu, Inc., ADR *	950	230,850
China Construction Bank Corp.	359,000	328,500
China Life Insurance Co., Ltd., ADR	11,100	141,858
China Mengniu Dairy Co., Ltd.	56,000	188,875
China Petroleum & Chemical Corp., ADR	3,100	278,504
CSPC Pharmaceutical Group, Ltd.	120,000	360,336
Ctrip.com International, Ltd., ADR *	3,900	185,757
ENN Energy Holdings, Ltd.	28,000	274,215
Hong Kong Exchanges & Clearing, Ltd.	2,900	86,790
JD.com, Inc., ADR *	4,450	173,328
Ping An Insurance Group Co. of China, Ltd.	17,000	155,680
Sinopharm Group Co., Ltd.	52,500	211,122
TAL Education Group, ADR *	11,300	415,840
Tencent Holdings, Ltd.	11,400	572,456
WH Group, Ltd.	104,000	84,155

		4,459,110
India - 2.5%
HDFC Bank, Ltd., ADR	2,675	280,929
Indonesia - 0.8%
XL Axiata Tbk PT *	473,000	82,969
Japan - 2.5%
Suzuki Motor Corp.	5,100	281,051
Singapore - 2.4%
DBS Group Holdings, Ltd.	13,500	262,535
South Korea - 12.2%
E-Mart Co., Inc.	1,200	273,844
Medy-Tox, Inc.	400	274,998
Samsung Electronics Co., Ltd.	12,250	513,147
Shinhan Financial Group Co., Ltd.	7,200	278,771

		1,340,760

Name of Issuer	Quantity	Fair Value ($)
Taiwan - 6.7%
Cathay Financial Holding Co., Ltd.	82,086	144,586
Hon Hai Precision Industry Co., Ltd., GDR	27,700	149,805
President Chain Store Corp.	16,000	181,303
Taiwan Semiconductor Co.	37,482	266,163

		741,857
Thailand - 1.2%
Bangkok Bank PCL	21,200	126,858
Turkey - 0.8%
Kordsa Global Endustriyel Iplik A/S	60,900	84,430
Latin America - 7.6%
Brazil - 1.2%
Banco Bradesco SA	19,003	131,304
Chile - 4.5%
Banco Santander Chile, ADR	4,700	147,729
Geopark, Ltd. *	16,700	344,688

		492,417
Peru - 1.9%
Southern Copper Corp.	4,600	215,606
North America - 2.1%
United States - 2.1%
Broadcom, Inc.	600	145,584
Skyworks Solutions, Inc.	925	89,401

		234,985
Total Common Stocks
(cost: $6,998,346)		10,158,144
Investment Companies - 3.4%
iShares MSCI India ETF	11,100	369,519
(cost: $334,045)

Short-Term Securities - 4.4%
Fidelity Inst. Money Mkt. Gvt. Fund, 1.77%	486,354	486,354
(cost: $486,354)

Total Investments in Securities - 99.9% (cost: $7,818,745)		11,014,017
Other Assets and Liabilities, net - 0.1%		13,365

Total Net Assets - 100.0%		$11,027,382

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of June 30, 2018 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	137,313	—	—	137,313
Brazil	131,304	—	—	131,304
Chile	492,417	—	—	492,417
China/Hong Kong	2,221,679	2,237,431	—	4,459,110
India	280,929	—	—	280,929
Indonesia	—	82,969	—	82,969
Israel	347,630	—	—	347,630
Japan	—	281,051	—	281,051
Peru	215,606	—	—	215,606
Singapore	—	262,535	—	262,535
South Africa	182,700	755,690	—	938,390
South Korea	—	1,340,760	—	1,340,760
Taiwan	—	741,857	—	741,857
Thailand	—	126,858	—	126,858
Turkey	—	84,430	—	84,430
United States	234,985	—	—	234,985
Investment Companies	369,519	—	—	369,519
Short-Term Securities	486,354	—	—	486,354

Total:	5,100,436	5,913,581	—	11,014,017

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2018	49

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2018

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$30,854,330	$824,039,638	$26,467,622

Investments in securities, at fair value - see accompanying schedule for detail	$37,478,572	$967,416,525	$31,960,468
Cash in bank on demand deposit	832	—	1,340
Accrued interest and dividends receivable	108,117	990,167	89,427
Receivable for investment securities sold	—	11,689,258	—
Receivable for Fund shares sold	112,177	1,885,324	—

Total assets	37,699,698	981,981,274	32,051,235

LIABILITIES
Payable for investment securities purchased	53,595	8,522,797	—
Payable for Fund shares redeemed	75,740	2,955,630	50
Accrued investment management fees and advisory fees	29,501	577,217	26,737
Accrued 12b-1 fees (Class S)	—	10,900	680

Total liabilities	158,836	12,066,544	27,467

Net assets applicable to outstanding capital stock	$37,540,862	$969,914,730	$32,023,768

Net assets consist of:
Capital (par value and paid-in surplus)	$30,524,712	$760,944,512	$27,261,069
Undistributed (distributions in excess of) net investment income (loss)	78,774	4,210,278	220,894
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	313,134	61,383,053	(949,977)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	6, 624,242	143,376,887	5,491,782

	$37,540,862	$969,914,730	$32,023,768

Outstanding shares:
Common Shares (Class I) *	1,579,700	55,053,027	1,888,459
Common Shares (Class S) *	—	3,090,228	213,218

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$37,540,862	$918,583,647	$28,777,802

Common Shares (Class S) *	—	51,331,083	3,245,966

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$23.76	$16.69	$15.24
Common Shares (Class S) *	—	$16.61	$15.22

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund
$63,088,791	$4,701,538	$89,684,576	$15,523,165	$65,132,556	$19,932,211	$7,818,745

$118,973,801	$5,697,328	$159,069,905	$18,497,668	$99,994,742	$23,777,397	$11,014,017
5,625	731	14,265	—	—	—	—
41,316	8,197	57,508	25,848	64,752	129,391	31,612
—	—	213,762	31,080	169,009	—	—
32	—	3,047	—	1,860	—	266

119,020,774	5,706,256	159,358,487	18,554,596	100,230,363	23,906,788	11,045,895

—	—	656,699	—	—	—	—
128,003	153	33,642	59,183	66,494	1,530	5,211
100,424	4,777	167,542	15,422	125,642	30,116	13,302
—	557	—	809	—	—	—

228,427	5,487	857,883	75,414	192,136	31,646	18,513

$118,792,347	$5,700,769	$158,500,604	$18,479,182	$100,038,227	$23,875,142	$11,027,382

$56,123,637	$4,707,116	$80,444,097	$15,636,476	$61,267,432	$20,600,103	$7,767,979
179,813	47,490	(113,556)	45,153	(267,685)	245,338	19,880

6,603,887	(49,633)	8,784,734	(176,950)	4,176,294	(813,129)	44,305

55,885,010	995,796	69,385,329	2,974,503	34,862,186	3,842,830	3,195,218

$118,792,347	$5,700,769	$158,500,604	$18,479,182	$100,038,227	$23,875,142	$11,027,382

2,801,490	245,741	8,359,476	1,189,583	1,749,501	1,425,064	639,416

—	215,503	—	316,591	—	—	—

$118,792,347	$3,040,989	$158,500,604	$14,597,412	$100,038,227	$23,875,142	$11,027,382

—	2,659,780	—	3,881,770	—	—	—

$42.40	$12.37	$18.96	$12.27	$57.18	$16.75	$17.25

—	$12.34	—	$12.26	—	—	—

JUNE 30, 2018	51

STATEMENTS OF OPERATIONS

Year Ended June 30, 2018

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$281,373	$23,697,282	$895,009
Interest	304,278	113,471	9,154

Total income	585,651	23,810,753	904,163

Expenses (note 4):
Investment management and advisory service fee	282,351	10,288,077	397,977
12b-1 fees (Class S)	—	149,643	8,707

Total expenses	282,351	10,437,720	406,684

Less fees and expenses waived by investment adviser	—	(2,300,623)	(60,894)

Total net expenses	282,351	8,137,097	345,790

Net investment income (loss)	303,300	15,673,656	558,373

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	715,577	109,763,327	(26,706)
Net realized gain (loss) on foreign currency transactions	—	—	(1,009)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,390,249	(22,458,367)	1,347,979

Net gain (loss)	2, 105,826	87,304,960	1,320,264

Net increase (decrease) in net assets resulting from operations	$2,409,126	$102,978,616	$1,878,637

* Foreign taxes withheld on dividends received	—	$159,484	$44,092

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund
$1,535,125	$127,168	$1,693,237	$349,457	$916,799	$623,810	$191,631
15,655	1,854	36,631	10,075	33,630	7,045	4,784

1,550,780	129,022	1,729,868	359,532	950,429	630,855	196,415

1,191,691	68,797	2,003,068	224,352	1,442,755	362,344	225,880
—	6,486	—	9,547	—	—	—

1,191,691	75,283	2,003,068	233,899	1,442,755	362,344	225,880

—	(10,649)	—	(34,549)	—	—	(51,798)

1,191,691	64,634	2,003,068	199,350	1,442,755	362,344	174,082

359,089	64,388	(273,200)	160,182	(492,326)	268,511	22,333

9,803,393	9,951	11,317,036	147,249	7,258,496	127,769	386,724
—	(37)	(339)	(7)	—	(3,394)	(2,453)

8,347,786	442,491	3,389,179	1,009,916	4,613,433	465,273	1,009,318

18,151,179	452,405	14,705,876	1,157,158	11,871,929	589,648	1,393,589

$18,510,268	$516,793	$14,432,676	$1,317,340	$11,379,603	$858,159	$1,415,922

—	$8,036	$5,062	$3,510	$4,968	$63,311	$27,625

JUNE 30, 2018	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund

	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Operations:
Net investment income	$303,300	$291,909	$15,673,656	$15,174,483
Net realized gain (loss) on investments and foreign currency transactions	715,577	681,151	109,763,327	72,506,740
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	1,390,249	1,963,274	(22,458,367)	59,079,432

Net increase (decrease) in net assets resulting from operations	2,409,126	2,936,334	102,978,616	146,760,655

Distributions from:
Net investment income
Common shares (Class I)	(307,000)	(270,000)	(14,508,065)	(13,709,100)
Common shares (Class S)	—	—	(767,936)	(789,900)
Net realized gains on investments
Common shares (Class I)	(1,006,844)	—	(90,926,168)	(60,795,024)
Common shares (Class S)	—	—	(5,944,642)	(4,229,591)

Total distributions	(1,313,844)	(270,000)	(112,146,811)	(79,523,615)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	13,977,591	5,470,617	257,170,063	235,309,300
Common shares (Class S)	—	—	2,307,028	4,759,392
Reinvested distributions
Common shares (Class I)	1,299,020	268,772	42,771,565	21,753,300
Common shares (Class S)	—	—	6,677,009	4,974,693
Payments for shares redeemed
Common shares (Class I)	(4,072,712)	(6,675,093)	(388,508,155)	(246,146,918)
Common shares (Class S)	—	—	(22,533,051)	(16,552,919)

Increase (decrease) in net assets from capital transactions	11,203,899	(935,704)	(102,115,541)	4,096,848

Total increase (decrease) in net assets	12,299,181	1,730,630	(111,283,736)	71,333,888

Net assets:
Beginning of period	25,241,681	23,511,051	1,081,198,466	1,009,864,578

End of period *	$37,540,862	$25,241,681	$969,914,730	$1,081,198,466

Capital transactions in shares:
Sold
Common shares (Class I)	584,716	251,315	14,996,753	14,366,496
Common shares (Class S)	—	—	134,409	296,303
Reinvested distributions
Common shares (Class I)	55,504	12,751	2,542,673	1,378,945
Common shares (Class S)	—	—	398,231	316,539
Redeemed
Common shares (Class I)	(171,981)	(305,161)	(22,672,863)	(15,130,992)
Common shares (Class S)	—	—	(1,325,718)	(1,021,341)

Net increase (decrease)	468,239	(41,095)	(5,926,515)	205,950

* includes undistributed (distributions in excess of) net investment income (loss)	$78,774	$82,423	$4,210,278	$3,846,558
[1] The Fund commenced investment operations on June 30, 2016.

See accompanying notes to financial statements.

54	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017 [1]
$558,373	$426,320	$359,089	$633,963	$64,388	$37,896

(27,715)	(233,749)	9,803,393	11,226,235	9,914	(60,493)

1,347,979	2,814,059	8,347,786	10,499,569	442,491	553,305

1,878,637	3,006,630	18,510,268	22,359,767	516,793	530,708

(431,455)	(354,957)	(460,000)	(571,000)	(27,776)	(4,383)
(44,545)	(38,043)	—	—	(21,224)	(1,717)

—	—	(12,334,121)	(7,612,702)	—	—
—	—	—	—	—	—

(476,000)	(393,000)	(12,794,121)	(8,183,702)	(49,000)	(6,100)

3,389,268	2,665,400	4,047,652	2,592,948	460,069	2,077,200
264,488	409,892	—	—	103,794	2,072,000

423,025	354,297	12,508,440	8,064,947	27,776	4,383
43,351	37,741	—	—	21,224	1,717

(1,892,026)	(2,041,964)	(17,099,902)	(28,672,696)	(39,541)	—
(504,237)	(334,935)	—	—	(10,055)	(10,199)

1,723,869	1,090,431	(543,810)	(18,014,801)	563,267	4,145,101

3,126,506	3,704,061	5,172,337	(3,838,736)	1,031,060	4,669,709

28,897,262	25,193,201	113,620,010	117,458,746	4,669,709	—

$32,023,768	$28,897,262	$118,792,347	$113,620,010	$5,700,769	$4,669,709

220,714	194,406	95,043	66,462	38,636	207,625
17,327	29,646	—	—	8,819	206,622

27,818	26,168	305,905	224,089	2,227	428
2,858	2,789	—	—	1,703	168

(122,055)	(151,558)	(401,061)	(750,228)	(3,175)	—
(32,356)	(24,106)	—	—	(831)	(978)

114,306	77,345	(113)	(459,677)	47,379	413,865

$220,894	$142,589	$179,813	$280,441	$47,490	$32,139

JUNE 30, 2018	55

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

			Sit Small Cap
	Sit Mid Cap Growth Fund		Dividend Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	($273,200)	($10,878)	$160,182	$128,102
Net realized gain (loss) on investments and foreign currency transactions	11,316,697	4,151,414	147,242	(155,013)
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	3,389,179	21,044,515	1,009,916	1,772,310

Net increase (decrease) in net assets resulting from operations	14,432,676	25,185,051	1,317,340	1,745,399

Distributions from:
Net investment income
Common shares (Class I)	(4,961)	—	(131,227)	(87,515)
Common shares (Class S)	—	—	(26,774)	(21,485)
Net realized gains on investments
Common shares (Class I)	(6,517,375)	(1,410,787)	—	—

Total distributions	(6,522,336)	(1,410,787)	(158,001)	(109,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,789,391	1,746,154	2,273,483	6,275,456
Common shares (Class S)	—	—	401,124	876,893
Reinvested distributions
Common shares (Class I)	6,256,872	1,364,194	126,798	83,800
Common shares (Class S)	—	—	25,507	21,044
Payments for shares redeemed
Common shares (Class I)	(13,760,901)	(10,102,829)	(1,428,797)	(656,383)
Common shares (Class S)	—	—	(254,831)	(424,301)

Increase (decrease) in net assets from capital transactions	(5,714,638)	(6,992,481)	1,143,284	6,176,509

Total increase (decrease) in net assets	2,195,702	16,781,783	2,302,623	7,812,908

Net assets:
Beginning of period	156,304,902	139,523,119	16,176,559	8,363,651

End of period*	$158,500,604	$156,304,902	$18,479,182	$16,176,559

Capital transactions in shares:
Sold
Common shares (Class I)	95,657	102,473	188,888	582,458
Common shares (Class S)	—	—	33,509	79,594
Reinvested distributions
Common shares (Class I)	339,494	83,899	10,585	7,829
Common shares (Class S)	—	—	2,130	1,981
Redeemed
Common shares (Class I)	(732,496)	(613,095)	(118,928)	(58,652)
Common shares (Class S)	—	—	(21,133)	(38,205)

Net increase (decrease)	(297,345)	(426,723)	95,051	575,005

*includes undistributed (distributions in excess of) net investment income (loss)	($113,556)	$4,961	$45,153	$44,366

See accompanying notes to financial statements.

56	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
($492,326)	($411,812)	$268,511	$201,465	$22,333	($13,702)

7,258,496	3,000,251	124,375	(523,450)	384,271	(16,828)

4,613,433	12,418,238	465,273	2,819,488	1,009,318	1,716,216

11,379,603	15,006,677	858,159	2,497,503	1,415,922	1,685,686

—	—	(197,000)	(97,000)	—	(18,811)
—	—	—	—	—	—

(6,111,266)	(144,732)	—	—	(159,864)	—

(6,111,266)	(144,732)	(197,000)	(97,000)	(159,864)	(18,811)

2,806,691	1,705,891	2,071,819	739,301	3,471,024	1,191,396
—	—	—	—	—	—

6,006,115	142,196	195,219	96,669	156,935	18,429
—	—	—	—	—	—

(4,859,660)	(7,102,157)	(1,671,069)	(1,058,121)	(3,417,750)	(612,094)
—	—	—	—	—	—

3,953,146	(5,254,070)	595,969	(222,151)	210,209	597,731

9,221,483	9,607,875	1,257,128	2,178,352	1,466,267	2,264,606

90,816,744	81,208,869	22,618,014	20,439,662	9,561,115	7,296,509

$100,038,227	$90,816,744	$23,875,142	$22,618,014	$11,027,382	$9,561,115

49,608	33,242	117,785	47,796	203,007	79,312
—	—	—	—	—	—

109,659	2,793	11,344	6,875	9,353	1,517
—	—	—	—	—	—

(85,821)	(141,431)	(97,719)	(72,598)	(200,671)	(48,216)
—	—	—	—	—	—

73,446	(105,396)	31,410	(17,927)	11,689	32,613

($267,685)	—	$245,338	$177,221	$19,880	—

JUNE 30, 2018	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Years Ended June 30,
	2018	2017	2016	2015	2014
Net Asset Value:
Beginning of period	$22.71	$20.40	$21.54	$21.01	$18.42

Operations:
Net investment income [1]	0.25	0.25	0.26	0.25	0.27
Net realized and unrealized gains	1.96	2.29	0.04	1.16	2.58

Total from operations	2.21	2.54	0.30	1.41	2.85

Distributions to Shareholders:
From net investment income	(0.27)	(0.23)	(0.45)	(0.24)	(0.26)
From net realized gains	(0.89)	—	(0.99)	(0.64)	—

Total distributions	(1.16)	(0.23)	(1.44)	(0.88)	(0.26)

Net Asset Value:
End of period	$23.76	$22.71	$20.40	$21.54	$21.01

Total investment return [2]	9.84%	12.56%	1.47%	6.86%	15.58%

Net assets at end of period (000’s omitted)	$37,541	$25,242	$23,511	$22,970	$15,645
Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.07%	1.18%	1.25%	1.17%	1.36%

Portfolio turnover rate (excluding short-term securities)	50.49%	50.31%	54.46%	47.49%	54.52%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$16.88	$15.82	$17.40	$18.69	$16.35

Operations:
Net investment income [1]	0.26	0.24	0.26	0.25	0.26
Net realized and unrealized gains	1.49	2.09	0.32	0.92	2.96

Total from operations	1.75	2.33	0.58	1.17	3.22

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:

From net investment income	(0.26)	(0.23)	(0.32)	(0.25)	(0.25)
From net realized gains	(1.68)	(1.04)	(1.84)	(2.21)	(0.63)

Total distributions	(1.94)	(1.27)	(2.16)	(2.46)	(0.88)

Net Asset Value:
End of period	$16.69	$16.88	$15.82	$17.40	$18.69

Total investment return [3]	10.36%	15.41%	3.94%	6.39%	20.26%

Net assets at end of period (000’s omitted)	$918,584	$1,015,920	$942,244	$955,460	$1,017,106

Ratios: [4]
Expenses (without waiver)	1.00%[5]	1.00%	1.00%	1.00%	1.00%
Expenses (with waiver)	0.78%[5]	1.00%	1.00%	1.00%	1.00%
Net investment income (without waiver)	1.31%	1.49%	1.64%	1.39%	1.50%
Net investment income (with waiver)	1.53%	1.49%	1.64%	1.39%	1.50%

Portfolio turnover rate (excluding short-term securities)	68.38%	61.33%	75.94%	57.69%	44.36%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2018	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Dividend Growth Fund

Class S	Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$16.81	$15.76	$17.34	$18.63	$16.29

Operations:
Net investment income [1]	0.22	0.20	0.22	0.21	0.22
Net realized and unrealized gains	1.47	2.08	0.32	0.91	2.96

Total from operations	1.69	2.28	0.54	1.12	3.18

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:

From net investment income	(0.21)	(0.19)	(0.28)	(0.20)	(0.21)
From net realized gains	(1.68)	(1.04)	(1.84)	(2.21)	(0.63)

Total distributions	(1.89)	(1.23)	(2.12)	(2.41)	(0.84)

Net Asset Value:
End of period	$16.61	$16.81	$15.76	$17.34	$18.63

Total investment return [3]	10.06%	15.11%	3.68%	6.13%	20.02%

Net assets at end of period (000’s omitted)	$51,331	$65,278	$67,620	$82,959	$103,433

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	1.03%[5]	1.25%	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.06%	1.24%	1.39%	1.14%	1.25%
Net investment income (with waiver)	1.28%	1.24%	1.39%	1.14%	1.25%

Portfolio turnover rate (excluding short-term securities)	68.38%	61.33%	75.94%	57.69%	44.36%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

60	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$14.54	$13.19	$14.80	$15.74	$14.27

Operations:

Net investment income [1]	0.27	0.22	0.21	0.20	0.23
Net realized and unrealized gains (losses)	0.67	1.34	(0.48)	0.13	2.09

Total from operations	0.94	1.56	(0.27)	0.33	2.32

Redemption fees	—	— [2]	—	—	— [2]

Distributions to Shareholders:

From net investment income	(0.24)	(0.21)	(0.34)	(0.20)	(0.22)
From net realized gains	—	—	(1.00)	(1.07)	(0.63)

Total distributions	(0.24)	(0.21)	(1.34)	(1.27)	(0.85)

Net Asset Value:
End of period	$15.24	$14.54	$13.19	$14.80	$15.74

Total investment return [3]	6.46%	11.94%	(1.67% )	2.19%	16.76%

Net assets at end of period (000’s omitted)	$28,778	$25,623	$22,333	$21,424	$21,467

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	1.06%[5]	1.25%	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.59%	1.63%	1.56%	1.33%	1.55%
Net investment income (with waiver)	1.78%	1.63%	1.56%	1.33%	1.55%

Portfolio turnover rate (excluding short-term securities)	19.80%	32.04%	48.30%	75.06%	48.68%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2018	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Global Dividend Growth Fund

Class S	Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$14.53	$13.18	$14.78	$15.72	$14.25

Operations:

Net investment income [1]	0.23	0.19	0.18	0.16	0.20
Net realized and unrealized gains (losses)	0.66	1.33	(0.48)	0.13	2.09

Total from operations	0.89	1.52	(0.30)	0.29	2.29

Redemption fees	—	—	—	—	— [2]

Distributions to Shareholders:

From net investment income	(0.20)	(0.17)	(0.30)	(0.16)	(0.19)
From net realized gains	—	—	(1.00)	(1.07)	(0.63)

Total distributions	(0.20)	(0.17)	(1.30)	(1.23)	(0.82)

Net Asset Value:
End of period	$15.22	$14.53	$13.18	$14.78	$15.72

Total investment return [3]	6.13%	11.67%	(1.89% )	2.00%	16.49%

Net assets at end of period (000’s omitted)	$3,246	$3,274	$2,861	$3,451	$3,323

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver)	1.31%[5]	1.50%	1.50%	1.50%	1.50%
Net investment income (without waiver)	1.33%	1.38%	1.31%	1.08%	1.30%
Net investment income (with waiver)	1.52%	1.38%	1.31%	1.08%	1.30%

Portfolio turnover rate (excluding short-term securities)	19.80%	32.04%	48.30%	75.06%	48.68%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

62	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$40.56	$36.02	$47.21	$52.51	$47.53

Operations:

Net investment income [1]	0.13	0.21	0.18	0.20	0.29
Net realized and unrealized gains (losses)	6.55	7.07	(0.42)	5.04	10.23

Total from operations	6.68	7.28	(0.24)	5.24	10.52

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:

From net investment income	(0.17)	(0.19)	(1.44)	(0.24)	(0.39)
From net realized gains	(4.67)	(2.55)	(9.51)	(10.30)	(5.15)

Total distributions	(4.84)	(2.74)	(10.95)	(10.54)	(5.54)

Net Asset Value:
End of period	$42.40	$40.56	$36.02	$47.21	$52.51

Total investment return [3]	16.93%	21.18%	(0.89% )	10.62%	22.92%

Net assets at end of period (000’s omitted)	$118,792	$113,620	$117,459	$144,807	$188,574

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.30%	0.54%	0.44%	0.41%	0.57%

Portfolio turnover rate (excluding short-term securities)	15.20%	17.69%	20.05%	24.04%	27.34%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2018	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Year Ended June 30, 2018	Year Ended June 30, 2017 *

Net Asset Value:
Beginning of period	$11.29	$10.00

Operations:
Net investment income [1]	0.16	0.11
Net realized and unrealized gains	1.03	1.20

Total from operations	1.19	1.31

Distributions to Shareholders:

From net investment income.	(0.11)	(0.02)

Net Asset Value:
End of period	$12.37	$11.29

Total investment return [2]	10.57%	13.13%

Net assets at end of period (000’s omitted)	$3,041	$2,349

Ratios: [3]
Expenses (without waiver)	1.25%[4]	1.25%
Expenses (with waiver)	1.06%[4]	1.25%
Net investment income (without waiver)	1.10%	1.01%
Net investment income (with waiver)	1.29%	1.01%

Portfolio turnover rate (excluding short-term securities)	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

64	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit ESG Growth Fund

Class S	Year Ended June 30, 2018	Year Ended June 30, 2017 *
Net Asset Value:
Beginning of period	$11.28	$10.00

Operations:
Net investment income [1]	0.13	0.08
Net realized and unrealized gains	1.03	1.21

Total from operations	1.16	1.29

Distributions to Shareholders:
From net investment income	(0.10)	(0.01)

Net Asset Value:
End of period	$12.34	$11.28

Total investment return [2]	10.37%	12.79%

Net assets at end of period (000’s omitted)	$2,660	$2,321

Ratios: [3]
Expenses (without waiver)	1.50%[4]	1.50%
Expenses (with waiver)	1.31%[4]	1.50%
Net investment income (without waiver)	0.84%	0.76%
Net investment income (with waiver)	1.03%	0.76%

Portfolio turnover rate (excluding short-term securities)	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2018	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Years Ended June 30,
	2018	2017		2016	2015	2014

Net Asset Value:
Beginning of period	$18.06	$15.36		$20.22	$21.08	$17.69

Operations:
Net investment loss [1]	(0.03)	—	[2]	(0.04)	(0.06)	(0.07)
Net realized and unrealized gains (losses)	1.71	2.86		(1.92)	1.91	4.54

Total from operations	1.68	2.86		(1.96)	1.85	4.47

Redemption fees [2]	—	—		—	—	—

Distributions to Shareholders:
From net investment income	— [2]	—		—	—	—
From net realized gains	(0.78)	(0.16)		(2.90)	(2.71)	(1.08)

Total distributions	(0.78)	(0.16)		(2.90)	(2.71)	(1.08)

Net Asset Value:
End of period	$18.96	$18.06		$15.36	$20.22	$21.08

Total investment return [3]	9.42%	18.74%		(9.97% )	9.52%	25.58%

Net assets at end of period (000’s omitted)	$158,501	$156,305		$139,523	$171,854	$180,276

Ratios: [4]
Expenses	1.25%	1.25%		1.25%	1.25%	1.25%
Net investment loss	(0.17% )	(0.01%	)	(0.23% )	(0.30% )	(0.37% )

Portfolio turnover rate (excluding short-term securities)	28.89%	23.02%		21.57%	23.39%	27.65%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

66	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Three Months Ended June 30, 2015 *
Net Asset Value:
Beginning of period	$11.47	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.11	0.12	0.14	0.02
Net realized and unrealized gains (losses)	0.80	1.46	0.02	(0.06)

Total from operations	0.91	1.58	0.16	(0.04)

Distributions to Shareholders:
From net investment income	(0.11)	(0.11)	(0.12)	—
From net realized gains	—	—	— [2]	—

Total distributions	(0.11)	(0.11)	(0.12)	—

Net Asset Value:
End of period	$12.27	$11.47	$10.00	$9.96

Total investment return [3]	8.00%	15.84%	1.71%	(0.40%	)

Net assets at end of period (000’s omitted)	$14,597	$12,716	$5,777	$3,708

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%	1.25%	1.25%
Expenses (with waiver)	1.06%[5]	1.25%	1.25%	1.25%
Net investment income (without waiver)	0.75%	1.06%	1.46%	0.98%
Net investment income (with waiver)	0.94%	1.06%	1.46%	0.98%

Portfolio turnover rate (excluding short-term securities)	29.74%	19.57%	26.43%	2.63%	[6]

*	The Fund commenced investment operations on March 31, 2015.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

JUNE 30, 2018	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Small Cap Dividend Growth Fund

Class S	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Three Months Ended June 30, 2015 *
Net Asset Value:
Beginning of period	$11.46	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.08	0.09	0.11	0.02
Net realized and unrealized gains (losses)	0.80	1.45	0.03	(0.06)

Total from operations	0.88	1.54	0.14	(0.04)

Distributions to Shareholders:
From net investment income	(0.08)	(0.08)	(0.10)	—
From net realized gains	—	—	— [2]	—

Total distributions	(0.08)	(0.08)	(0.10)	—

Net Asset Value:
End of period	$12.26	$11.46	$10.00	$9.96

Total investment return [3]	7.74%	15.46%	1.46%	(0.40%	)

Net assets at end of period (000’s omitted)	$3,882	$3,461	$2,587	$2,230

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%	1.50%	1.50%
Expenses (with waiver)	1.31%[5]	1.50%	1.50%	1.50%
Net investment income (without waiver)	0.51%	0.81%	1.21%	0.73%
Net investment income (with waiver)	0.70%	0.81%	1.21%	0.73%

Portfolio turnover rate (excluding short-term securities)	29.74%	19.57%	26.43%	2.63%	[6]

*	The Fund commenced investment operations on March 31, 2015.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

68	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$54.18	$45.59	$60.10	$61.38	$50.08

Operations:
Net investment loss [1]	(0.29)	(0.24)	(0.33)	(0.48)	(0.55)
Net realized and unrealized gains (losses)	7.01	8.91	(8.97)	6.26	11.85

Total from operations	6.72	8.67	(9.30)	5.78	11.30

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(3.72)	(0.08)	(5.21)	(7.06)	—

Net Asset Value:
End of period	$57.18	$54.18	$45.59	$60.10	$61.38

Total investment return [3]	12.68%	19.06%	(16.00% )	10.38%	22.56%

Net assets at end of period (000’s omitted)	$100,038	$90,817	$81,209	$103,816	$99,510
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.51% )	(0.47% )	(0.65% )	(0.81% )	(0.94%	)

Portfolio turnover rate (excluding short-term securities)	29.01%	29.08%	27.37%	31.07%	33.38%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2018	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value:
Beginning of period	$16.23	$14.48	$16.92	$17.44	$15.05

Operations:
Net investment income [1]	0.19	0.14	0.12	0.09	0.28
Net realized and unrealized gains (losses)	0.47	1.68	(1.47)	(0.34)	2.28

Total from operations	0.66	1.82	(1.35)	(0.25)	2.56

Redemption fees	— [2]	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	(0.14)	(0.07)	(0.09)	(0.27)	(0.17)
From net realized gains	—	—	(1.00)	—	—

Total distributions	(0.14)	(0.07)	(1.09)	(0.27)	(0.17)

Net Asset Value:
End of period	$16.75	$16.23	$14.48	$16.92	$17.44

Total investment return [3]	4.06%	12.64%	(8.19% )	(1.35% )	17.06%

Net assets at end of period (000’s omitted)	$23,875	$22,618	$20,440	$22,485	$24,127
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.11%	0.97%	0.76%	0.55%	1.69%
Portfolio turnover rate (excluding short-term securities)	16.35%	39.23%	37.94%	56.97%	46.91%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

70	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Years Ended June 30,

	2018		2017	2016	2015	2014

Net Asset Value:
Beginning of period	$15.23		$12.26	$14.77	$17.48	$16.40

Operations:

Net investment income (loss) [1]	0.03		(0.02)	0.04	0.03	(0.01)
Net realized and unrealized gains (losses)	2.24		3.02	(2.18)	(1.41)	2.07

Total from operations	2.27		3.00	(2.14)	(1.38)	2.06

Redemption fees	—	[2]	—	— [2]	—	—

Distributions to Shareholders:
From net investment income	—		(0.03)	(0.02)	—	(0.03)
From net realized gains	(0.25)		—	(0.35)	(1.33)	(0.95)

Total distributions	(0.25)		(0.03)	(0.37)	(1.33)	(0.98)

Net Asset Value:
End of period	$17.25		$15.23	$12.26	$14.77	$17.48

Total investment return [3]	14.94%		24.56%	(14.42% )	(7.64% )	12.79%

Net assets at end of period (000’s omitted)	$11,027		$9,561	$7,297	$9,192	$10,808

Ratios: [4]
Expenses (without waiver)	2.00%[5]		2.00%	2.00%	2.00%	2.00%
Expenses (with waiver)	1.54%[5]		2.00%	2.00%	2.00%	2.00%
Net investment income (loss) (without waiver)	(0.26%	)	(0.18% )	0.31%	0.16%	(0.07% )
Net investment income (loss) (with waiver)	0.20%		(0.18% )	0.31%	0.16%	(0.07% )

Portfolio turnover rate (excluding short-term securities)	30.30%		19.67%	28.14%	21.51%	21.45%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2018	71

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2018

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when

72	SIT MUTUAL FUNDS ANNUAL REPORT

the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•  Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2018 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting

JUNE 30, 2018	73

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2018 (Continued)

unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At June 30, 2018, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$6,945,348	($318,037)	$6,627,311	$30,851,261
Dividend Growth	162,408,539	(22,061,461)	140,347,078	827,069,447
Global Dividend Growth	6,083,335	(607,956)	5,475,379	26,484,025
Large Cap Growth	56,469,328	(622,704)	55,846,624	63,127,177
ESG Growth	1,035,718	(39,935)	995,783	4,701,551
Mid Cap Growth	70,341,502	(1,050,096)	69,291,406	89,778,499
Small Cap Dividend Growth	3,279,551	(301,401)	2,978,150	15,519,518
Small Cap Growth	35,449,512	(590,331)	34,859,181	65,135,561
International Growth	4,680,350	(902,789)	3,777,561	19,997,480
Developing Markets Growth	3,357,607	(173,895)	3,183,712	7,830,251

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2018 and 2017 were as follows:

74	SIT MUTUAL FUNDS ANNUAL REPORT

Year Ended June 30, 2018:

	Ordinary Income	Long Term Capital Gain	Total

Balanced	$307,000	$1,006,844	$1,313,844
Dividend Growth (Class I)	31,170,676	74,263,557	105,434,233
Dividend Growth (Class S)	1,857,317	4,855,261	6,712,578
Global Dividend Growth (Class I)	431,455	—	431,455
Global Dividend Growth (Class S)	44,545	—	44,545
Large Cap Growth	821,351	11,972,770	12,794,121
ESG Growth (Class I)	27,776	—	27,776
ESG Growth (Class S)	21,224	—	21,224
Mid Cap Growth	4,961	6,517,375	6,522,336
Small Cap Dividend Growth (Class I)	131,227	—	131,227
Small Cap Dividend Growth (Class S)	26,774	—	26,774
Small Cap Growth	—	6,111,266	6,111,266
International Growth	197,000	—	197,000
Developing Markets Growth	—	159,864	159,864

Year Ended June 30, 2017:

	Ordinary Income	Long Term Capital Gain	Total

Balanced	$270,000	—	$270,000
Dividend Growth (Class I)	18,184,824	$56,369,317	74,554,141
Dividend Growth (Class S)	1,047,785	3,921,689	4,969,474
Global Dividend Growth (Class I)	354,957	—	354,957
Global Dividend Growth (Class S)	38,043	—	38,043
Large Cap Growth	598,249	7,585,453	8,183,702
ESG Growth	6,100	—	6,100
Mid Cap Growth	—	1,410,787	1,410,787
Small Cap Dividend Growth (Class I)	87,515	—	87,515
Small Cap Dividend Growth (Class S)	21,485	—	21,485
Small Cap Growth	—	144,732	144,732
International Growth	97,000	—	97,000
Developing Markets Growth	18,811	—	18,811

JUNE 30, 2018	75

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2018 (Continued)

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain	Unrealized Appreciation (Depreciation)
Balanced	$78,774	$310,065	$6,627,311
Dividend Growth	5,972,013	62,651,127	140,347,078
Global Dividend Growth	220,894	—	5,475,379
Large Cap Growth	179,813	6,642,273	55,846,624
ESG Growth	47,490	—	995,783
Mid Cap Growth	—	8,878,657	69,291,406
Small Cap Dividend Growth	45,153	—	2,978,150
Small Cap Growth	—	4,179,299	34,859,181
International Growth	245,338	—	3,777,561
Developing Markets Growth	19,880	55,811	3,183,712

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
Balanced	$51	($51)	—
Dividend Growth	(33,935)	33,935	—
Global Dividend Growth	(4,068)	4,068	—
Large Cap Growth	283	(283)	—
ESG Growth	(37)	37	—
Mid Cap Growth	159,644	11,410	($171,054)
Small Cap Dividend Growth	(1,394)	1,394	—
Small Cap Growth	224,641	4,332	(228,973)
International Growth	(3,394)	3,394	—
Developing Markets Growth	(2,453)	2,453	—

These differences were primarily attributable to return of capital dividends received, 988 reclassifications, non-deductible net operating losses and corporate actions on shares held.

76	SIT MUTUAL FUNDS ANNUAL REPORT

Net capital loss carryovers and late year losses, if any, as of June 30, 2018, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2018, were as follows:

	Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred	Accumulated Capital and Other Losses
	Short-Term	Long-Term
Global Dividend Growth	$933,574	—	—	$933,574
ESG Growth	49,620	—	—	49,620
Mid Cap Growth	—	—	$113,556	—
Small Cap Dividend Growth	180,597	—	—	180,597
Small Cap Growth	—	—	267,685	—
International Growth	747,860	—	—	747,860

For the year ended June 30, 2018, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Global Dividend Growth	$186,394	—
ESG Growth	9,964	—
Small Cap Dividend Growth	141,704	—
International Growth	148,939	—
Developing Markets Growth	182,555	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

JUNE 30, 2018	77

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2018 (Continued)

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2018, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$2,971,777	$17,440,570	$1,961,100	$11,568,023
Dividend Growth	—	694,771,354	—	879,881,915
Global Dividend Growth	—	7,429,331	—	6,109,744
Large Cap Growth	—	17,817,113	—	32,101,768
ESG Growth	—	1,320,557	—	796,027
Mid Cap Growth	—	45,080,163	—	56,691,217
Small Cap Dividend Growth	—	5,858,100	—	5,060,691
Small Cap Growth	—	27,043,465	—	31,679,327
International Growth	—	4,540,538	—	3,825,807
Developing Markets Growth	—	3,290,129	—	3,266,543

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	N/A
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	1.00%
Small Cap Growth	1.50%	N/A
International Growth	1.50%	N/A
Developing Markets Growth	2.00%	1.40%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00%, the ESG Growth Fund to 1.00%, the Small Cap Dividend Growth Fund to 1.00% and the Developing Markets Growth Fund to 1.40% for the period through June 30, 2019 of the Fund’s daily average net assets, respectively.

78	SIT MUTUAL FUNDS ANNUAL REPORT

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2018:

	Shares	% Shares Outstanding
Balanced	268,136	17.0
Dividend Growth	1,263,008	2.2
Global Dividend Growth	751,841	35.8
Large Cap Growth	680,298	24.3
ESG Growth	435,015	94.3
Mid Cap Growth	3,830,709	45.8
Small Cap Dividend Growth	842,732	56.0
Small Cap Growth	965,699	55.2
International Growth	802,531	56.3
Developing Markets Growth	269,721	42.2

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2018, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$742	$528
Large Cap Growth	625	—
Mid Cap Growth	230	—
Small Cap Growth	52	—
International Growth	208	—
Developing Markets Growth	28	—

JUNE 30, 2018	79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund, Inc.

Sit Mid Cap Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc. (collectively, the Funds), including the schedules of investments, as of June 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

KPMG LLP

Minneapolis, Minnesota

August 17, 2018

80	SIT MUTUAL FUNDS ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2018 to June 30, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period* (1/1/18- 6/30/18)
Balanced Fund
Actual	$1,000	$1,015.80	$5.00
Hypothetical	$1,000	$1,019.84	$5.01
Dividend Growth Fund
Actual
Class I	$1,000	$996.80	$4.95
Class S	$1,000	$995.50	$6.18
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26
Global Dividend Growth Fund
Actual
Class I	$1,000	$960.90	$6.08
Class S	$1,000	$959.00	$7.29
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50
Large Cap Growth Fund
Actual	$1,000	$1,045.40	$5.07
Hypothetical	$1,000	$1,019.84	$5.01
ESG Growth Fund
Actual
Class I	$1,000	$991.20	$6.17
Class S	$1,000	$989.60	$7.40
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50
Mid Cap Growth Fund
Actual	$1,000	$1,032.70	$6.30
Hypothetical	$1,000	$1,018.60	$6.26
Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$988.70	$6.16
Class S	$1,000	$987.30	$7.39
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50

JUNE 30, 2018	81

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period* (1/1/18- 6/30/18)
Small Cap Growth Fund
Actual	$1,000	$1,046.90	$7.61
Hypothetical	$1,000	$1,017.36	$7.50
International Growth Fund
Actual	$1,000	$966.50	$7.31
Hypothetical	$1,000	$1,017.36	$7.50
Developing Markets Growth Fund
Actual	$1,000	$1,003.50	$9.94
Hypothetical	$1,000	$1,014.88	$9.99

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class I, Small Cap Dividend Growth, Class I, Mid Cap Growth, and ESG Growth, Class I Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Dividend Growth, Class S, Small Cap Growth, ESG Growth, Class S and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

82	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2017 to June 30, 2018 is as follows:

Fund	Percentage
Balanced Fund	87.6%
Dividend Growth Fund	99.2
Global Dividend Growth Fund	96.6
Large Cap Growth Fund	100.0
ESG Growth Fund	100.0
Mid Cap Growth Fund	100.0
Small Cap Dividend Growth Fund	100.0
International Growth Fund	0.1

For the year ended June 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Balanced Fund	97.1%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
ESG Growth Fund	100.0
Mid Cap Growth Fund	100.0
Small Cap Dividend Growth Fund	100.0
International Growth Fund	100.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2018. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	$1,006,844
Dividend Growth Fund	104,234,340
Large Cap Growth Fund	11,972,770
Mid Cap Growth Fund	11,333,799
Small Cap Growth Fund	7,290,415
Developing Markets Growth Fund	215,675

JUNE 30, 2018	83

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and the Sit ESG Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit Small Cap Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 56 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 82 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 84 Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 77 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 70 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present;	14	None.
Barry N. Winslow Age: 70 Director	Director since 2010 or the Fund’s inception, if later.	Vice-Chairman of TCF Financial Corporation, July 2008 to July 2014.	14	TCF Financial Corporation.

84	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 55 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 49 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 51 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 51 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 73 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Senior Counsel of the Funds’ general counsel, Dorsey & Whitney, LLP since January 2016; Partner from January 1976 to December 2015.	N/A	N/A
Paul E. Rasmussen Age: 57 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 52 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 49 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 57 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

JUNE 30, 2018	85

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

86	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2018	87

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88	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report June 30, 2018

INVESTMENT ADVISER	INDEPENDENT REGISTERED PUBLIC

Sit Investment Associates, Inc.	ACCOUNTING FIRM

80 S. Eighth Street	KPMG LLP

Suite 3300	Minneapolis, MN

Minneapolis, MN 55402

GENERAL COUNSEL

CUSTODIAN	Dorsey & Whitney LLP

The Bank Of New York Mellon	Minneapolis, MN

111 Sanders Creek Parkway

Syracuse, NY 13057

TRANSFER AGENT AND

DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Sit Mutual Funds
1-800-332-5580 www.sitfunds.com

Sit Stock 6-2018

Item 2:  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:  Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2018	23,400	0	5,430	0
Fiscal year ended June 30, 2017	22,600	0	5,175	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:  Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:  Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:  Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 24, 2018

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 24, 2018